PROSPECTUS


[FIRSTHAND FUNDS LOGO]



FIRSTHAND FUNDS


TECHNOLOGY VALUE FUND-Registered Trademark-
TECHNOLOGY LEADERS FUND
TECHNOLOGY INNOVATORS FUND
THE COMMUNICATIONS FUND-TM-
THE e-COMMERCE FUND-TM-
GLOBAL TECHNOLOGY FUND

April 30, 2001


FIRSTHAND FUNDS HAS REGISTERED EACH MUTUAL FUND OFFERED IN THIS PROSPECTUS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "SEC"). THAT REGISTRATION DOES NOT IMPLY, HOWEVER, THAT THE SEC ENDORSES THE FUNDS.

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF A BANK AND IS NOT GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This prospectus contains important information about the investment objective, strategies and risks of each Fund that you should know about before you invest in a Fund. Please read this prospectus carefully and keep it with your investment records. Each of the Funds is non-diversified and has as its investment objective long-term growth of capital.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

The Funds
   Technology Value Fund ...................................................2
   Technology Leaders Fund .................................................5
   Technology Innovators Fund ..............................................8
   The Communications Fund ................................................11
   The e-Commerce Fund ....................................................14
   Global Technology Fund .................................................17
   Additional Investment Strategies and Associated Risks ..................20
   Fund Management ........................................................22
   Operation of the Funds .................................................22

Your Account
   How to Contact Us ......................................................23
   Buying Shares ..........................................................23
   Exchanging and Selling Shares ..........................................26
   Shareholder Services ...................................................28
   Account Policies .......................................................30
   Distributions and Taxes ................................................31
   Pricing of Fund Shares .................................................33

Financial Highlights
   Technology Value Fund ..................................................35
   Technology Leaders Fund ................................................36
   Technology Innovators Fund .............................................37
   The Communications Fund ................................................38
   The e-Commerce Fund ....................................................39
   Global Technology Fund .................................................40

TECHNOLOGY VALUE FUND (TVFQX)
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES We invest at least 65% of the Fund's total assets in equity securities of high technology companies, both domestic and foreign, that we believe are undervalued and have potential for capital appreciation. Because there are no market capitalization restrictions on the Fund's investments, the Fund may purchase stocks of small, mid, and large cap companies. The Fund's investments may include young, relatively small companies that are not yet broadly known, or well-established companies that we believe are currently out of favor in the market.


When assessing a company's value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property), the competitive environment, product development, marketing acumen, management strength and vision.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in one or more of the industries in a target group of high technology industries. Although some of the Fund's holdings may produce dividends, interest or other income, current income is not a consideration when selecting the Fund's investments.

PRINCIPAL INVESTMENT RISKS Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in this Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high technology industries.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. Another risk for the Fund is its concentration of investments in companies within high technology industries. The value of high technology companies can, and often does, fluctuate dramatically and may expose you to greater than average financial and market risk.

PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.

2 FIRSTHAND-Registered Trademark-                         www.firsthandfunds.com

From time to time Firsthand Capital Management, Inc. (the "Investment Adviser") may close and reopen the Fund to new and/or existing investors.


PAST FUND PERFORMANCE The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year since the completion of the Fund's first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. How the Fund has performed in the past is no guarantee of how the Fund will perform in the future.


[CHART]

1995                    61.17
1996                    60.55
1997                     6.46
1998                    23.71
1999                   190.40
2000                    -9.97


During the periods shown in the bar chart, the highest return for a quarter was 60.64% during the quarter ended December 31, 1998, and the lowest return for a quarter was -33.64% during the quarter ended December 31, 2000.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000

                                       One-Year    Five-Years  Since Effectiveness*
-----------------------------------------------------------------------------------
Technology Value Fund                    -9.97%      40.77%           44.87%
Dow Jones Industrial Average (1)         -4.72%      18.17%           21.32%
Standard & Poor's 500 Index (2)          -9.10%      18.30%           21.36%
NASDAQ Composite Index (3)              -39.18%      18.96%           22.78%


* PERFORMANCE SINCE SEC EFFECTIVE DATE, WHICH WAS DECEMBER 15, 1994. THE FUND'S AVERAGE ANNUAL TOTAL RETURN SINCE ITS INCEPTION (COMMENCEMENT OF OPERATIONS) ON MAY 20, 1994 IS 43.98%.

(1) THE DOW JONES INDUSTRIAL AVERAGE IS A MEASUREMENT OF GENERAL MARKET PRICE MOVEMENT FOR 30 WIDELY HELD STOCKS LISTED PRIMARILY ON THE NEW YORK STOCK EXCHANGE.

(2) THE STANDARD & POOR'S 500 INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF COMMON STOCK PRICES.

(3) THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX REPRESENTATIVE OF A BROAD BASKET OF STOCKS.

CALL TOLL-FREE 1.888.884.2675                                      Prospectus  3

EXPENSE INFORMATION The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Sales load imposed on purchases                                  None
Sales load imposed on reinvested distributions                   None
Deferred sales load                                              None
Exchange fee                                                     None
Redemption fee                                                   2.00%*


  * YOU WILL BE CHARGED A REDEMPTION FEE OF 2.00% IF YOU HOLD SHARES OF THIS FUND FOR LESS THAN 180 DAYS. FOR THIS PURPOSE, AN EXCHANGE OUT OF THIS FUND INTO ANOTHER FUND IS CONSIDERED A REDEMPTION OF THE FUND'S SHARES. REDEMPTION FEES ARE PAID DIRECTLY TO THE FUND. THE FUND'S TRANSFER AGENT CHARGES A WIRE TRANSFER FEE OF $8 FOR REDEMPTIONS PAID BY WIRE.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee                                                   1.50%
Distribution (12b-1 fee)                                         None
Other expenses                                                   0.33%*
Total annual fund operating expenses                             1.83%*


  * IN THE ADVISORY AGREEMENT, THE INVESTMENT ADVISER AGREED TO REDUCE ITS FEES AND/OR MAKE EXPENSE REIMBURSEMENTS SO THAT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES ARE LIMITED TO 1.95% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO $200 MILLION, 1.90% OF SUCH ASSETS FROM $200 MILLION TO $500 MILLION, 1.85% OF SUCH ASSETS FROM $500 MILLION TO $1 BILLION, AND 1.80% OF SUCH ASSETS IN EXCESS OF $1 BILLION.


EXAMPLE This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs might be higher or lower, based on these assumptions your costs would be:


1 year....$186     3 years....$575      5 years....$989    10 years....$2,140



4 FIRSTHAND-Registered Trademark-                         www.firsthandfunds.com

TECHNOLOGY LEADERS FUND (TLFQX)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Fund seeks long-term growth of capital.


PRINCIPAL INVESTMENT STRATEGIES We invest at least 65% of the Fund's total assets in equity securities of high technology companies, both domestic and foreign, that we believe hold dominant competitive positions in high-growth industries. Because there are no market capitalization restrictions on the Fund's investments, the Fund may purchase stocks of small, mid, and large cap companies. Due to the Fund's focus on dominant companies, its investments tend to include well-established companies with market capitalizations in the mid or large cap categories.

Our analysis of a potential investment focuses on evaluating a company's competitive position. We purchase securities of the company only if our analysis shows that the company's competitive position is exceptionally strong and the industry in which the company participates demonstrates potential for strong growth. When assessing a company's competitive position, we consider a number of factors, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property), market share, the competitive environment, product development, marketing acumen, management strength and vision. When analyzing the growth potential of an industry, we consider factors such as macroeconomic trends, the pace of innovation, and projected customer demand.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in one or more of the industries in a target group of high technology industries. Although some of the Fund's holdings may produce dividends, interest or other income, current income is not a consideration when selecting the Fund's investments.

PRINCIPAL INVESTMENT RISKS Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in this Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high technology industries.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. Another risk for the Fund is its concentration of investments in companies within high technology industries. The

CALL TOLL-FREE 1.888.884.2675                                      Prospectus  5
value of high technology companies can, and often does, fluctuate dramatically and may expose you to greater than average financial and market risk.

PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.

From time to time the Investment Adviser may close and reopen the Fund to new and/or existing investors.


PAST FUND PERFORMANCE The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year since the completion of the Fund's first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. How the Fund has performed in the past is no guarantee of how the Fund will perform in the future.


[CHART]

1998                    78.15
1999                   152.58
2000                   -24.23


During the periods shown in the bar chart, the highest return for a quarter was 58.90% during the quarter ended December 31, 1998, and the lowest return for a quarter was -33.96% during the quarter ended December 31, 2000.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000


                                       One-Year         Since Effectiveness*
Technology Leaders Fund                 -24.23%                49.64%
Dow Jones Industrial Average (1)         -4.72%                11.84%
Standard & Poor's 500 Index (2)          -9.10%                11.84%
NASDAQ Composite Index (3)              -39.18%                15.08%


 * PERFORMANCE SINCE PUBLIC OFFERING OF SHARES OF THE FUND, WHICH COMMENCED ON DECEMBER 10, 1997.

(1) THE DOW JONES INDUSTRIAL AVERAGE IS A MEASUREMENT OF GENERAL MARKET PRICE MOVEMENT FOR 30 WIDELY HELD STOCKS LISTED PRIMARILY ON THE NEW YORK STOCK EXCHANGE.

(2) THE STANDARD & POOR'S 500 INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF COMMON STOCK PRICES.

(3) THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX REPRESENTATIVE OF A BROAD BASKET OF STOCKS.

6 Firsthand-Registered Trademark-                         www.FirsthandFunds.com

EXPENSE INFORMATION The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Sales load imposed on purchases                             None
Sales load imposed on reinvested distributions              None
Deferred sales load                                         None
Exchange fee                                                None
Redemption fee                                              2.00%*


  * YOU WILL BE CHARGED A REDEMPTION FEE OF 2.00% IF YOU HOLD SHARES OF THIS FUND FOR LESS THAN 180 DAYS. FOR THIS PURPOSE, AN EXCHANGE OUT OF THIS FUND INTO ANOTHER FUND IS CONSIDERED A REDEMPTION OF THE FUND'S SHARES. REDEMPTION FEES ARE PAID DIRECTLY TO THE FUND. THE FUND'S TRANSFER AGENT CHARGES A WIRE TRANSFER FEE OF $8 FOR REDEMPTIONS PAID BY WIRE.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee                                              1.50%
Distribution (12b-1 fee)                                    None
Other expenses                                              0.40%*
Total annual fund operating expenses                        1.90%*


  * IN THE ADVISORY AGREEMENT, THE INVESTMENT ADVISER AGREED TO REDUCE ITS FEES AND/OR MAKE EXPENSE REIMBURSEMENTS SO THAT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES ARE LIMITED TO 1.95% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO $200 MILLION, 1.90% OF SUCH ASSETS FROM $200 MILLION TO $500 MILLION, 1.85% OF SUCH ASSETS FROM $500 MILLION TO $1 BILLION, AND 1.80% OF SUCH ASSETS IN EXCESS OF $1 BILLION.


EXAMPLE This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs might be higher or lower, based on these assumptions your costs would be:


1 year....$193     3 years....$596      5 years....$1,025    10 years....$2,214



CALL TOLL-FREE 1.888.884.2675                                       Prospectus 7

TECHNOLOGY INNOVATORS FUND (TIFQX)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE  The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES We invest at least 65% of the Fund's total assets in equity securities of high technology companies, both domestic and foreign, that we consider to be best positioned to introduce "breakthrough" products in the fastest-growing markets within the technology field. Because there are no market capitalization restrictions on the Fund's investments, the Fund may purchase stocks of small, mid, and large cap companies. This Fund's investments, however, tend to focus on newer, smaller companies with market capitalizations in the small or mid cap categories.

Our analysis of a potential investment focuses on valuing a company and purchasing securities of that company if we believe its value exceeds its current market price. When assessing a company's value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property), the competitive environment, product development, marketing acumen, management strength and vision.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in one or more of the industries in a target group of high technology industries. Although some of the Fund's holdings may produce dividends, interest or other income, current income is not a consideration when selecting the Fund's investments.

PRINCIPAL INVESTMENT RISKS Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in this Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high technology industries.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. Another risk for the Fund is its concentration of investments in companies within high technology industries. The value of high technology companies can, and often does, fluctuate dramatically and may expose you to greater than average financial and market risk.

8 FIRSTHAND-Registered Trademark-                         www.firsthandfunds.com

The Fund may invest a substantial portion of its assets in small capitalization companies. Although smaller companies may have potential for rapid growth, they are subject to wider price fluctuations due to the factors inherent in their size, such as lack of management experience and financial resources and limited trade volume and frequency. To make a large sale of securities of smaller companies that trade in limited volumes, the Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.

From time to time the Investment Adviser may close and reopen the Fund to new and/or existing investors.


PAST FUND PERFORMANCE The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the changes in the performance of the Fund from year to year since the completion of the Fund's first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. How the Fund has performed in the past is no guarantee of how the Fund will perform in the future.


[CHART]

1999                   212.34
2000                   -37.94

During the periods shown in the bar chart, the highest return for a quarter was 54.79% during the quarter ended December 31, 1999, and the lowest return for a quarter was -44.95% during the quarter ended December 31, 2000.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000

                                        One-Year               Since Effectiveness*
Technology Innovators Fund              -37.94%                       54.09%
Dow Jones Industrial Average (1)         -4.72%                        8.65%
Standard & Poor's 500 Index (2)          -9.10%                        8.23%
NASDAQ Composite Index (3)              -39.18%                       12.07%


 * PERFORMANCE SINCE PUBLIC OFFERING OF SHARES OF THE FUND, WHICH COMMENCED ON MAY 20, 1998.

(1) THE DOW JONES INDUSTRIAL AVERAGE IS A MEASUREMENT OF GENERAL MARKET PRICE MOVEMENT FOR 30 WIDELY HELD STOCKS LISTED PRIMARILY ON THE NEW YORK STOCK EXCHANGE.

(2) THE STANDARD & POOR'S 500 INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF COMMON STOCK PRICES.

(3) THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX REPRESENTATIVE OF A BROAD BASKET OF STOCKS.


CALL TOLL-FREE 1.888.884.2675                                       Prospectus 9

EXPENSE INFORMATION The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Sales load imposed on purchases                             None
Sales load imposed on reinvested distributions              None
Deferred sales load                                         None
Exchange fee                                                None
Redemption fee                                              2.00%*

  * YOU WILL BE CHARGED A REDEMPTION FEE OF 2.00% IF YOU HOLD SHARES OF THIS FUND FOR LESS THAN 180 DAYS. FOR THIS PURPOSE, AN EXCHANGE OUT OF THIS FUND INTO ANOTHER FUND IS CONSIDERED A REDEMPTION OF THE FUND'S SHARES. REDEMPTION FEES ARE PAID DIRECTLY TO THE FUND. THE FUND'S TRANSFER AGENT CHARGES A WIRE TRANSFER FEE OF $8 FOR REDEMPTIONS PAID BY WIRE.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee                                              1.50%
Distribution (12b-1 fee)                                    None
Other expenses                                              0.40%*
Total annual fund operating expenses                        1.90%*

  * IN THE ADVISORY AGREEMENT, THE INVESTMENT ADVISER AGREED TO REDUCE ITS FEES AND/OR MAKE EXPENSE REIMBURSEMENTS SO THAT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES ARE LIMITED TO 1.95% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO $200 MILLION, 1.90% OF SUCH ASSETS FROM $200 MILLION TO $500 MILLION, 1.85% OF SUCH ASSETS FROM $500 MILLION TO $1 BILLION, AND 1.80% OF SUCH ASSETS IN EXCESS OF $1 BILLION.


EXAMPLE This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs might be higher or lower, based on these assumptions your costs would be:


1 year....$193     3 years....$596      5 years....$1,025    10 years....$2,214



10 FIRSTHAND-Registered Trademark-                        www.firsthandfunds.com

THE COMMUNICATIONS FUND (TCFQX)
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES We invest at least 65% of the Fund's total assets in equity securities of communications companies, both domestic and foreign, that we consider to be best positioned to benefit significantly from the growth of the worldwide demand for communications products and services. Because there are no market capitalization restrictions on the Fund's investments, the Fund may purchase stocks of small, mid, and large cap companies.

When assessing a company's value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property), the competitive environment, product development, marketing acumen, management strength and vision.

The Fund has a policy of concentrating its investments in one or more of the industries in a target group of high technology industries. Within the the target group of high technology industries, we intend to focus on companies that are engaged in the following activities: design, construction, and operation of communications networks; manufacturing communications equipment and components; development of wireless, wireline, and fiber optic (photonics) communications technologies; providing communications services to consumers and businesses; and development of software for communications applications.


The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. Although some of the Fund's holdings may produce dividends, interest or other income, current income is not a consideration when selecting the Fund's investments.

PRINCIPAL INVESTMENT RISKS Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in this Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high technology industries.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. Another risk for the Fund is its concentration of investments in companies within high technology industries. The


CALL TOLL-FREE 1.888.884.2675                                      Prospectus 11
value of high technology companies can, and often does, fluctuate dramatically and may expose you to greater than average financial and market risk.

PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.

From time to time the Investment Adviser may close and reopen the Fund to new and/or existing investors.


PAST FUND PERFORMANCE The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund for its first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. How the Fund has performed in the past is no guarantee of how the Fund will perform in the future.


[CHART]

2000        -41.68


During the periods shown in the bar chart, the highest return for a quarter was 38.57% during the quarter ended March 31, 2000, and the lowest return for a quarter was -41.12% during the quarter ended December 31, 2000.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2000

                                        One-Year               Since Effectiveness*
The Communications Fund                 -41.68%                      -11.78%
Dow Jones Industrial Average (1)         -4.72%                        5.04%
Standard & Poor's 500 Index (2)          -9.10%                        3.52%
NASDAQ Composite Index (3)              -39.18%                       -7.92%

 * PERFORMANCE SINCE PUBLIC OFFERING OF SHARES OF THE FUND, WHICH COMMENCED ON SEPTEMBER 30, 1999.

(1) THE DOW JONES INDUSTRIAL AVERAGE IS A MEASUREMENT OF GENERAL MARKET PRICE MOVEMENT FOR 30 WIDELY HELD STOCKS LISTED PRIMARILY ON THE NEW YORK STOCK EXCHANGE.

(2) THE STANDARD & POOR'S 500 INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF COMMON STOCK PRICES.

(3) THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX REPRESENTATIVE OF A BROAD BASKET OF STOCKS.


12 FIRSTHAND-Registered Trademark-                        www.firsthandfunds.com

EXPENSE INFORMATION The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

Sales load imposed on purchases                             None
Sales load imposed on reinvested distributions              None
Deferred sales load                                         None
Exchange fee                                                None
Redemption fee                                              2.00%*

  * YOU WILL BE CHARGED A REDEMPTION FEE OF 2.00% IF YOU HOLD SHARES OF THIS FUND FOR LESS THAN 180 DAYS. FOR THIS PURPOSE, AN EXCHANGE OUT OF THIS FUND INTO ANOTHER FUND IS CONSIDERED A REDEMP- TION OF THE FUND'S SHARES. REDEMPTION FEES ARE PAID DIRECTLY TO THE FUND. THE FUND'S TRANSFER AGENT CHARGES A WIRE TRANSFER FEE OF $8 FOR REDEMPTIONS PAID BY WIRE.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

Management Fee                                              1.50%
Distribution (12b-1 fee)                                    None
Other expenses                                              0.41%*
Total annual fund operating expenses                        1.91%*

  * IN THE ADVISORY AGREEMENT, THE INVESTMENT ADVISER AGREED TO REDUCE ITS FEES AND/OR MAKE EXPENSE REIMBURSEMENTS SO THAT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES ARE LIMITED TO 1.95% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO $200 MILLION, 1.90% OF SUCH ASSETS FROM $200 MILLION TO $500 MILLION, 1.85% OF SUCH ASSETS FROM $500 MILLION TO $1 BILLION, AND 1.80% OF SUCH ASSETS IN EXCESS OF $1 BILLION.

EXAMPLE This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs might be higher or lower, based on these assumptions your costs would be:


1 year....$194     3 years....$599      5 years....$1,030    10 years....$2,224


CALL TOLL-FREE 1.888.884.2675                                      Prospectus 13

THE e-COMMERCE FUND (TEFQX)

INVESTMENT OBJECTIVE  The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES We invest at least 65% of the Fund's total assets in equity securities, both domestic and foreign, of companies that provide the products, services, and technologies to facilitate the growth of electronic commerce. Because there are no market capitalization restrictions on the Fund's investments, the Fund may purchase stocks of small, mid, and large cap companies.

When assessing a company's value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property), the competitive environment, product development, marketing acumen, management strength and vision.

The Fund has a policy of concentrating its investments in one or more of the industries in a target group of high technology industries. Within the the target group of high technology industries, we intend to focus on companies that provide products and services that support the growth of electronic commerce. These products and services include: customer relationship management software, database software, eBusiness platform software, supply chain management software, system management software, Internet access, electronic components and equipment, computer hardware, communications and application hosting services, and system development consulting.


The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. Although some of the Fund's holdings may produce dividends, interest or other income, current income is not a consideration when selecting the Fund's investments.

PRINCIPAL INVESTMENT RISKS Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in this Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high technology industries.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. Another risk for the Fund is its concentration of investments in companies within high technology industries. The value of high technology companies can, and often does, fluctuate dramatically and


14 Firsthand-Registered Trademark-                       www.FirsthandFunds.com
may expose you to greater than average financial and market risk.

PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.

From time to time the Investment Adviser may close and reopen the Fund to new and/or existing investors.


PAST FUND PERFORMANCE The bar chart and performance table shown below provide an indication of the risks of investing in the Fund. The bar chart shows the performance of the Fund for its first full calendar year. The performance table shows how the average annual total returns of the Fund compare to those of broad-based market indices. How the Fund has performed in the past is no guarantee of how the Fund will perform in the future.


2000       -55.08%

During the periods shown in the bar chart, the highest return for a quarter was 3.23% during the quarter ended March 31, 2000, and the lowest return for a quarter was -45.37% during the quarter ended December 31, 2000.

Average Annual Total Returns for the Periods Ended December 31, 2000

                                       One-Year             Since Effectiveness*
The e-Commerce Fund                     -55.08%                   -27.54%
Dow Jones Industrial Average (1)         -4.72%                     5.04%
Standard & Poor's 500 Index (2)          -9.10%                     3.52%
NASDAQ Composite Index (3)              -39.18%                    -7.92%


* PERFORMANCE SINCE PUBLIC OFFERING OF SHARES OF THE FUND, WHICH COMMENCED ON SEPTEMBER 30, 1999.

(1) THE DOW JONES INDUSTRIAL AVERAGE IS A MEASUREMENT OF GENERAL MARKET PRICE MOVEMENT FOR 30 WIDELY HELD STOCKS LISTED PRIMARILY ON THE NEW YORK STOCK EXCHANGE.

(2) THE STANDARD & POOR'S 500 INDEX IS A WIDELY RECOGNIZED, UNMANAGED INDEX OF COMMON STOCK PRICES.

(3) THE NASDAQ COMPOSITE INDEX IS AN UNMANAGED INDEX REPRESENTATIVE OF A BROAD BASKET OF STOCKS.


CALL TOLL-FREE 1.888.884.2675                                      Prospectus 15

EXPENSE INFORMATION The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund.

Shareholder Fees (fees paid directly from your investment)

Sales load imposed on purchases                         None
Sales load imposed on reinvested distributions          None
Deferred sales load                                     None
Exchange fee                                            None
Redemption fee                                          2.00%*

* YOU WILL BE CHARGED A REDEMPTION FEE OF 2.00% IF YOU HOLD SHARES OF THIS FUND FOR LESS THAN 180 DAYS. FOR THIS PURPOSE, AN EXCHANGE OUT OF THIS FUND INTO ANOTHER FUND IS CONSIDERED A REDEMPTION OF THE FUND'S SHARES. REDEMPTION FEES ARE PAID DIRECTLY TO THE FUND. THE FUND'S TRANSFER AGENT CHARGES A WIRE TRANSFER FEE OF $8 FOR REDEMPTIONS PAID BY WIRE.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee                          1.50%
Distribution (12b-1 fee)                None
Other expenses                          0.42%*
Total annual fund operating expenses    1.92%*

* IN THE ADVISORY AGREEMENT, THE INVESTMENT ADVISER AGREED TO REDUCE ITS FEES AND/OR MAKE EXPENSE REIMBURSEMENTS SO THAT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES ARE LIMITED TO 1.95% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO $200 MILLION, 1.90% OF SUCH ASSETS FROM $200 MILLION TO $500 MILLION, 1.85% OF SUCH ASSETS FROM $500 MILLION TO $1 BILLION, AND 1.80% OF SUCH ASSETS IN EXCESS OF $1 BILLION.

Example This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs might be higher or lower, based on these assumptions your costs would be:

1 year....$195     3 years....$602      5 years....$1,035    10 years....$2,235


16 Firsthand-Registered Trademark-                        www.FirsthandFunds.com

GLOBAL TECHNOLOGY FUND (GTFQX)

INVESTMENT OBJECTIVE The Fund seeks long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES We invest at least 65% of the Fund's total assets in equity securities of high technology companies, both domes-tic and foreign, that we consider best positioned to benefit significantly from the adoption of new technologies worldwide. Because there are no market capitalization restrictions on the Fund's investments, the Fund may purchase stocks of small, mid, and large cap companies. The Fund's primary focus is on companies with the opportunity for the global application of their products or services.

When assessing a company's value, we consider a number of factors that may influence its earnings potential, including: strength of technology, breadth of product line, barriers to entry (including patents and other intellectual property), the competitive environment, product development, marketing acumen, management strength and vision.

The Fund is non-diversified, which means that it invests in fewer companies than a diversified fund. In addition, the Fund has a policy of concentrating its investments in one or more of the industries in a target group of high technology industries. Although some of the Fund's holdings may produce dividends, interest or other income, current income is not a consideration when selecting the Fund's investments. The Fund tends to own a greater percentage of foreign securities than the other Firsthand Funds.

PRINCIPAL INVESTMENT RISKS Because the return on and value of an investment in the Fund will fluctuate in response to stock market movements, the most significant risk of investing in this Fund is that you may lose money. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond our control. We designed the Fund for long-term investors who can accept the risks of investing in a fund with significant common stock holdings in high technology industries.

The Fund is non-diversified. A risk of being non-diversified is that a significant change in the value of one company will have a greater impact on the Fund than it would if the Fund diversified its investments. Another risk for the Fund is its concentration of investments in companies within high technology industries. The value of high technology companies can, and often does, fluctuate dramatically and may expose you to greater than average financial and market risk.

The Fund may invest in companies that trade on foreign exchanges or that trade on foreign over-the-counter markets. Although securities of foreign companies may


CALL TOLL-FREE 1.888.884.2675                                      Prospectus 17
have potential for rapid growth, they are subject to greater market volatility due to various foreign economic, political, and regulatory conditions. In addition, some of the foreign securities in which the Fund may invest may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

PLEASE SEE "ADDITIONAL INVESTMENT STRATEGIES AND ASSOCIATED RISKS" FOR MORE INFORMATION.

From time to time the Investment Adviser may close and reopen the Fund to new and/or existing investors.

PAST FUND PERFORMANCE The Fund first offered shares to the public on September 29, 2000. Performance results have not been provided because the Fund has not been in existence for a full calendar year.

EXPENSE INFORMATION The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund.

Shareholder Fees (fees paid directly from your investment)

Sales load imposed on purchases                 None
Sales load imposed on reinvested distributions  None
Deferred sales load None Exchange fee           None
Redemption fee                                  2.00%*

* YOU WILL BE CHARGED A REDEMPTION FEE OF 2.00% IF YOU HOLD SHARES OF THIS FUND FOR LESS THAN 180 DAYS. FOR THIS PURPOSE, AN EXCHANGE OUT OF THIS FUND INTO ANOTHER FUND IS CONSIDERED A REDEMPTION OF THE FUND'S SHARES. REDEMPTION FEES ARE PAID DIRECTLY TO THE FUND. THE FUND'S TRANSFER AGENT CHARGES A WIRE TRANSFER FEE OF $8 FOR REDEMPTIONS PAID BY WIRE.

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)

Management Fee                          1.50%
Distribution (12b-1 fee)                None
Other expenses*                         0.45%**
Total annual fund operating expenses    1.95%**

* OTHER EXPENSES AND TOTAL ANNUAL FUND OPERATING EXPENSES ARE BASED ON ESTIMATES FOR THE CURRENT FISCAL YEAR.

** IN THE ADVISORY AGREEMENT, THE INVESTMENT ADVISER AGREED TO REDUCE ITS FEES AND/OR MAKE EXPENSE REIMBURSEMENTS SO THAT THE FUND'S TOTAL ANNUAL OPERATING EXPENSES ARE LIMITED TO 1.95% OF THE FUND'S AVERAGE DAILY NET ASSETS UP TO $200 MILLION, 1.90% OF SUCH ASSETS FROM $200 MILLION TO $500 MILLION, 1.85% OF SUCH ASSETS FROM $500 MILLION TO $1 BILLION, AND
     1.80% OF SUCH ASSETS IN EXCESS OF $1 BILLION.

18 Firsthand-Registered Trademark-                        www.FirsthandFunds.com

     EXAMPLE This example is to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs might be higher or lower, based on these assumptions your costs would be:

1 year....$198     3 years....$612      5 years....$1,050    10 years....$2,266


CALL TOLL-FREE 1.888.884.2675                                      Prospectus 19

ADDITIONAL INVESTMENT
STRATEGIES AND ASSOCIATED RISKS

EQUITY SECURITIES Each Fund may invest in equity securities, which include common stock, convertible long-term corporate debt obligations, preferred stock, convertible preferred stock and warrants. The securities we select for a Fund's investment are typically traded on a national securities exchange, the NASDAQ system or over-the-counter. In a Fund's investment portfolio, we may include securities of both large, well-known companies as well as smaller, less well-known companies. Each Fund may invest up to 15% of its net assets in illiquid securities.

Investments in equity securities are subject to inherent market risks and fluctuation in value due to earnings, economic conditions and other factors beyond our control. Securities in a Fund's portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Some securities, including illiquid securities, are not traded actively and may be difficult to sell. Although profits in some of a Fund's holdings may be realized quickly, it is not expected that most of a Fund's investments will appreciate rapidly.

SMALL COMPANIES Each Fund may invest a substantial portion of its assets in small capitalization companies. Although smaller companies may have potential for rapid growth, investing in them is not without risk. Small companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies. Often, the securities of smaller companies trade only over-the-counter or on a regional securities exchange, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. These factors make the securities of smaller companies subject to wider price fluctuations. To make a large sale of securities of smaller companies that trade in limited volumes, a Fund may need to sell portfolio holdings at a discount or make a series of small sales over an extended period of time.

IPOS Each Fund may purchase shares in initial public offerings ("IPOs"), which can be risky. Because the price of IPO shares may be volatile, a Fund may hold IPO shares for a very short time. This may increase the turnover of a Fund's port- folio and may lead to increased expenses to a Fund, such as commissions and transaction costs. When it sells IPO shares, a Fund may realize taxable capital gains that it will need to distribute to shareholders.

FOREIGN SECURITIES Each Fund may invest in companies that trade on U.S. exchanges as American Depository Receipts ("ADRs"), on foreign exchanges, or on foreign over-the-counter markets. Investing in the securities of foreign companies exposes your investment in a Fund to risk. Foreign stock markets tend to be more volatile than the U.S. market due to economic and/or political instability and the


20 Firsthand-Registered Trademark-                        www.FirsthandFunds.com
regulatory conditions in some countries. In addition, some of the securities in which the Fund may invest may be denominated in foreign currencies, whose value may decline against the U.S. dollar.

TEMPORARY DEFENSIVE MEASURES For defensive purposes, each Fund may temporarily hold all or a portion of its assets in cash or money market instruments. This may help a Fund minimize or avoid losses during adverse market, economic or political conditions. While in a temporary defensive mode, a Fund may not be able to achieve its investment objective.

CONCENTRATION POLICY Each Fund is non-diversified and also concentrates its investments in a single industry or group of industries. When a Fund concentrates its investments in an industry or group of industries, adverse market conditions within that industry may have a more significant impact on a Fund than they would on a fund that does not concentrate its investments. However, we currently believe that investments by the Funds in a target group (see the Statement of Additional Information for more information) of high technology industries may offer greater opportunities for growth of capital than investments in other industries. You should also be aware that because a non-diversified investment strategy may expose you to greater than average financial and market risk, an investment in a Fund is not a balanced investment program.

WHY WE BUY Our analysis of a potential investment for a Fund focuses on valuing a company and purchasing securities of a company when we believe that its value exceeds its market price. We look closely at the fundamental worth of a company. We define fundamental worth as the value of the basic businesses of a company, including its products, technologies, customer relationships and other sus-tainable competitive advantages.

To us, fundamental worth is a reflection of the value of a company's assets and its earning power. Balance sheet strength, the ability to generate earnings and a strong competitive position are also major factors that we look at when appraising a potential investment.


CALL TOLL-FREE 1.888.884.2675                                      Prospectus 21

WHY WE SELL A Fund may sell securities of a company if we determine that:

     -    the current market price exceeds the value of the company, or
     - alternative investments present better potential for capital appreciation.

We also may sell a security owned by a Fund when there is a negative development in a company's competitive, regulatory or economic environment, deterioration of a company's growth prospects or financial situation, or for other reasons.

FUND MANAGEMENT

Firsthand Funds (the "Trust") retains Firsthand Capital Management, Inc. (the "Investment Adviser"), 125 South Market, Suite 1200, San Jose, California 95113, to manage the investments of each Fund. Kevin M. Landis, who also serves as a Trustee of the Trust, controls the Investment Adviser. Mr. Landis is the Chief Investment Officer of the Investment Adviser, a position he has held since 1994. He has been a portfolio manager of the Technology Value Fund, the Technology Leaders Fund and the Technology Innovators Fund since each fund began its operation. The portfolios of The Communications Fund, The e-Commerce Fund, and the Global Technology Fund are team managed by the Investment Adviser's Technology Equities Team.

OPERATION OF THE FUNDS

Under the Investment Advisory Agreement (the "Advisory Agreement"), the Investment Adviser receives from each Fund an advisory fee at the annual rate of 1.50% of its average daily net assets. Under the Advisory Agreement, the Investment Adviser provides each Fund with investment research, advice, management, and supervision and manages the investment and reinvestment of assets of each Fund consistent with each Fund's investment objective, policies, and limitations.


ALPS Distributors, Inc. (the "Underwriter"), 370 17th Street, Suite 3100, Denver, Colorado 80202, serves as principal underwriter and distributor for each Fund and, as such, is the exclusive agent for the distribution of shares of the Funds.



22 Firsthand-Registered Trademark-                        www.FirsthandFunds.com

                                  Your Account

     HOW TO CONTACT US

       CALL US:                 1.888.884.2675
                                OPTION 2: FUND INFORMATION
                                OPTION 3: AUTOMATED ACCOUNT INFORMATION
                                OPTION 4: ACCOUNT SERVICES

       VISIT OUR WEBSITE:       www.FirsthandFunds.com

       WRITE TO US:             Shareholder Services

                                Firsthand Funds
                                P.O. Box 8356
                                Boston, MA 02266-8356

BUYING SHARES

ACCOUNT APPLICATION To open a new account with Firsthand Funds, please complete an account application. Call 1.888.884.2675 or visit www.FirsthandFunds.com to request an application.

RETIREMENT ACCOUNTS In addition to regular non-retirement accounts, we also offer the following retirement investment options: IRA plans for individuals, nicluding Roth IRAs, SEP-IRAs, SIMPLE IRAs, and Education IRAs; and 403(b) custodial accounts. Please call Shareholder Services at 1.888.884.2675 if you would like more information on opening a retirement account.

ACCOUNT MINIMUMS*

                                                 INITIAL          ADDITIONAL
TYPE OF ACCOUNT                                 INVESTMENT        INVESTMENT
Regular Accounts                                 $ 10,000             $50
All IRAs (Except Education IRAs)                 $  2,000             $50
403(b) Custodial Accounts                        $  2,000             $50
Education IRAs                                   $    500             $50


*    Lower minimums may be available through brokerage firms.


CALL TOLL-FREE 1.888.884.2675                                      Prospectus 23

There are several ways to buy shares of a Fund. The table below describes your options.

                     TO OPEN YOUR ACCOUNT           TO ADD TO YOUR ACCOUNT

BY MAIL              Mail your check,               Mail your check, along
[GRAPHIC]            along with your                with an investment slip
                     properly completed             from your account
                     account application            statement to Shareholder
                     to Shareholder                 Services. If you do not
                     Services.                      have an investment slip,
                                                    include a note with your
                     Make your check                name, the Fund name, and
                     payable to Firsthand           your account number.
                     Funds.

                                                    Make your check payable to
                     No thirdparty checks,          Firsthand Funds. Include
                     starter checks, or             your account number on
                     foreign checks or              your check.
                     currency will be
                     accepted.                      No third party checks,
                                                    starter checks, or foreign
                                                    checks or currency will be
                                                    accepted.

--------------------------------------------------------------------------------
BY TELEPHONE
[GRAPHIC]            You may not open               Call 1.888.884.2675,
                     an account by phone.           option 4, to buy
                                                    additional shares. You may
                                                    buy shares in amounts of
                                                    at least $50 or as much as
                                                    $50,000.

                                                    Telephone transactions
                                                    are made by electronic
                                                    funds transfer ("EFT")
                                                    from a pre-designated
                                                    bank account. Before
                                                    requesting a telephone
                                                    purchase, please make
                                                    sure we have your bank
                                                    account information on
                                                    file. If we do not have
                                                    this information, please
                                                    call Shareholder Services
                                                    to request an application
                                                    or visit our website.
--------------------------------------------------------------------------------
BY WIRE
[GRAPHIC]
                     Before we can accept your      Call 1.888.884.2675,
                     wire, you must mail in a       option 4 for wire
                     properly completed             instructions.
                     application to Shareholder
                     Services. Call
                     1.888.884.2675, option 4       Your wire must be received
                     for wire instructions.         by 4 p.m. Eastern time to
                                                    receive that day's NAV.
                     Your wire must be received
                     by 4 p.m. Eastern time to
                     receive that day's NAV.
--------------------------------------------------------------------------------
THROUGH YOUR BROKER
[GRAPHIC]

                     Contact your Broker or         Contact your Broker or
                     Financial Adviser.             Financial Adviser.


24 Firsthand-Registered Trademark-                        www.FirsthandFunds.com

CONFIRMATION You will receive confirmation of all transactions by mail. Certificates representing shares are not issued.

ORDERS THROUGH YOUR BROKER Any order you place with a brokerage firm is treated as if it was placed directly with Firsthand Funds. Your shares may be held in a pooled account in your broker's name, and, in most cases, your broker will maintain your individual ownership information.

Your brokerage firm is responsible for processing your order promptly and correctly, keeping you advised of the status of your account, confirming your transactions, and ensuring that you receive copies of Firsthand Funds' prospectus and shareholder reports. When you place an order with your broker, it is the broker's responsibility to promptly transmit properly completed orders to Firsthand Funds or Shareholder Services. Your broker may charge you a fee for handling your order.

ADDITIONAL PURCHASE INFORMATION

Fund shares are sold on a continuous basis at the NAV next determined after Shareholder Services or Firsthand Funds receives your properly completed purchase order. If we receive your order before the close of business on the New York Stock Exchange (normally 4 p.m. Eastern time), your order will be confirmed at the NAV deter- mined at the close of business on that day.

If your order is cancelled because your check does not clear, you will be responsible for any resulting losses or fees incurred by Firsthand Funds or Shareholder Services. We may deduct the losses or fees from your existing account. Firsthand Funds reserves the right to limit the amount of investments and to refuse to sell to any person.

If we do not receive timely and complete account information, there may be a delay in the investment of your money and any accrual of dividends.

Fund shares are not for sale outside of the United States and its territories.


                                 DID YOU KNOW...

A FUND'S NET ASSET VALUE PER SHARE ("NAV") IS THE PRICE YOU PAY FOR EACH SHARE OF THAT FUND. THE NAV IS GENERALLY CALCULATED AFTER THE CLOSE OF TRADING ON THE NEW YORK STOCK EXCHANGE. YOU CAN THINK OF THE NAV AS THE DAILY SHARE PRICE.


CALL TOLL-FREE 1.888.884.2675                                      Prospectus 25

EXCHANGING AND SELLING SHARES EXCHANGES
EXCHANGES You may exchange all or a portion of your shares from one Firsthand Fund to another Firsthand Fund or for shares of the SSgA Money Market Fund at current NAV. You may exchange shares by mail or by telephone. Please note that you will be assessed a 2% redemption fee for Firsthand Fund shares exchanged within 180 days of purchase.

EXCHANGE TO THE SSgA MONEY MARKET FUND To exchange your Firsthand Fund shares for shares of the SSgA Money Market Fund you must first obtain a copy of its prospectus and open an SSgA Money Market Fund account. To order a prospectus and account application, please call us, or visit our website.

EXCHANGE FROM THE SSgA MONEY MARKET FUND To exchange your shares of the SSgA Money Market Fund for shares of a Firsthand Fund, you must first obtain a copy of the Fund's prospectus and open an account with us. To request a Fund's prospectus and account application, please call us, or visit our website.

ADDITIONAL EXCHANGE INFORMATION Exchanges are subject to the applicable minimum initial investment and account balance requirements. Generally, the same policies that apply to purchases and redemptions, including minimum investments, redemption fees and taxes, apply to exchanges.

DID YOU KNOW...

WHEN YOU EXCHANGE SHARES TWO TRANSACTIONS TAKE PLACE--FIRST, SHARES FROM ONE FUND ARE SOLD, AND THEN THOSE PROCEEDS ARE USED TO BUY SHARES OF ANOTHER FUND. GENERALLY, THE SAME POLICIES THAT APPLY TO PURCHASES AND REDEMPTIONS, INCLUDING MINIMUM INVESTMENTS, REDEMPTION FEES AND TAXES, APPLY TO EXCHANGES.


26 Firsthand-Registered Trademark-                        www.FirsthandFunds.com

SELLING SHARES Requests to sell shares are processed at the NAV next calculated after we receive your properly completed redemption request. The table below describes your options.

                    TO SELL SHARES
--------------------------------------------------------------------------------

BY MAIL
[GRAPHIC]

                    Send written instructions including your name, account number, and the number of shares, or the dollar amount, you want to sell. Be sure to include all of the necessary signatures, and a signature guarantee, if required.

                    A signature guarantee is required if you sell more than $50,000 worth of shares.

                    If you change the name(s) or address on your account within 30 days prior to your redemption request, you must submit your request in writing and provide a signature guarantee regardless of the value of the shares being sold. If you want your payment mailed to an address other than the one we have on file, or you want the check made payable to someone else, your letter must include a signature guarantee.

--------------------------------------------------------------------------------

BY TELEPHONE
[GRAPHIC]

                    Call 1.888.884.2675, option 4, to redeem shares by telephone.

                    As long as your transaction is for $50,000 or less, and you have not changed the name or address on your account within the last 30 days, you can sell your shares by phone.

                    You can request to have your payment sent to you by EFT, wire or mail.

                    You may not sell shares in an IRA or any other retirement account by telephone. Please see your IRA booklet or call Shareholder Services for more details.

--------------------------------------------------------------------------------

BY ELECTRONIC
FUNDS TRANSFER
[GRAPHIC]

                    Call or write to Shareholder Services to have your proceeds electronically transferred(EFT) to a pre-designated bank account.


                    Before requesting an EFT, please make sure we have your bank account information on file. If we do not have this information, please call 1.888.884.2675, option 4 to request an application, or visit our website.

--------------------------------------------------------------------------------

BY WIRE
[GRAPHIC]

                    Please call 1.888.884.2675, option 4 or submit your request by mail.

                    You can request to have your proceeds wired directly to your pre-designated bank account. There is an $8 processing fee for redemptions paid by wire. Your bank may also impose a charge for processing the wire.

--------------------------------------------------------------------------------

THROUGH YOUR        Contact your Broker or Financial Adviser.
BROKER
[GRAPHIC]


CALL TOLL-FREE 1.888.884.2675                                      Prospectus 27

REDEMPTION PAYMENTS

Payment, less any applicable redemption fees, is normally made within three business days after the receipt of your properly completed redemption request.

REDEMPTION FEES You will be charged a 2% redemption fee if you sell or exchange shares of any of the Firsthand Funds within 180 days of purchase. This fee will be deducted from your redemption proceeds, unless you request that it be taken from the balance in your account. Redemption fees are paid directly to the Fund (not the Investment Adviser) and become part of that Fund's daily NAV calculation.

SELLING SHARES THROUGH YOUR BROKER You may also sell your shares through your broker. Your broker is responsible for promptly transmitting your redemption order to Shareholder Services or Firsthand Funds. You will receive the NAV next determined after Shareholder Services or Firsthand Funds receives your request from your broker. Your brokerage firm may charge you a fee for handling your redemption.

SELLING RECENTLY PURCHASED SHARES If you bought shares by check or EFT, it may take up to 15 days from the date of purchase for your check or EFT to clear. We will send your redemption payment only after your transactions have cleared. To eliminate this delay, you may buy shares of a Fund by certified check or wire.

ADDITIONAL REDEMPTION INFORMATION In unusual circumstances, or as determined by the SEC, we may suspend redemptions or postpone the payment of proceeds.

SHAREHOLDER SERVICES

AUTOMATIC INVESTMENT PLAN This plan offers you a convenient way to buy additional shares by allowing you to automatically transfer money from your bank account to your Firsthand Funds account each month. Sign up for the Automatic Investment Plan on your account application or call us.


DID YOU KNOW...

SHORT-TERM TRADING ACTIVITY BY SHAREHOLDERS MAY CAUSE THE INVESTMENT ADVISER OF A FUND TO LIQUIDATE SECURITIES, MAKING A FUND MORE DIFFICULT TO MANAGE. THEREFORE, REDEMPTION FEES ARE OFTEN USED IN THE MUTUAL FUND INDUSTRY TO DISCOURAGE SHORT-TERM TRADING AND TO PROTECT THE INTERESTS OF LONG-TERM INVESTORS.


28 Firsthand-Registered Trademark-                        www.FirsthandFunds.com

You may change the amount of your investment or discontinue the plan at any time by calling us, or by writing to Shareholder Services. Although the minimum monthly investment is $50, the minimum for initial investments still applies. The Transfer Agent currently pays the costs associated with these transfers, but reserves the right, upon 30 days prior written notice, to make reasonable charges for this service.

PAYROLL DIRECT DEPOSIT PLAN You may automatically transfer all or part of your paycheck or Social Security check to your Firsthand Funds account. To sign up for this option, call us for more information.

SYSTEMATIC WITHDRAWAL PLAN ("SWP") This plan allows you to systematically sell your shares and receive regular payments from your account. You may schedule to receive payments monthly or quarterly, on the 15th of the month, unless you request a different date.Payments can be sent to you by mail or by EFT. The minimum monthly redemption is $50, and please note the minimum account balance still applies. The Transfer Agent currently pays the costs associated with these transfers, but reserves the right, upon 30 days prior written notice, to make reasonable charges for this service. You may change the amount of your withdrawal or discontinue the plan at any time by calling us or writing to Shareholder Services.

CHANGING BANKING INFORMATION You may change your pre-designated bank or brokerage account at any time in writing. You must obtain a signature guarantee if you designate a bank account that includes a person who is not a registered shareholder of a Fund.

Additional documentation will be required to change an account if shares are held by a corporation, fiduciary, or other organization.

DID YOU KNOW...

FIRSTHAND FUNDS' TRANSFER AGENT, STATE STREET BANK AND TRUST COMPANY (WHICH UTILIZES THE SERVICES OF BOSTON FINANCIAL DATA SERVICES), PROVIDES ACCOUNT AND SHAREHOLDER SERVICES FOR FIRSTHAND FUNDS' SHAREHOLDERS. THE TRANSFER AGENT PROCESSES PURCHASES, REDEMPTIONS, AND EXCHANGES, AND MAINTAINS SHAREHOLDERS' ACCOUNTS.


CALL TOLL-FREE 1.888.884.2675                                      Prospectus 29

TELEPHONE TRANSACTIONS The telephone redemption and exchange privilege is automatically available to you when you open a new account. If you elect not to have telephone privileges when you open your account but later change your mind, you may write to us or you may download the Account Service form from our website.

Processing and validating your bank account information takes about 14 business days. No telephone transactions may be initiated during this time. After your account information has been processed, you may call 1.888.884.2675, option 4 to conduct telephone transactions.

Firsthand Funds and Shareholder Services will not be liable for complying with telephone instructions we reasonably believe to be genuine. We will employ reasonable procedures to determine that telephone instructions are genuine, including requiring forms of personal identification before acting on instructions, providing written confirmation of the transactions, and/or recording telephone instructions. You can always decline the telephone redemption privileges on your account application or, you may call us at any time to cancel.

ACCOUNT POLICIES

MARKET TIMERS Firsthand Funds may restrict or refuse purchases or exchanges from Market Timers. You may be considered a "Market Timer" if you:

- Exchange or redeem shares of any Fund more than 2 times within a rolling 90-day period, or
-    Exchange or redeem shares of any Fund more than 4 times a year, or
- Appear to follow a market timing pattern that may adversely affect a Fund (e.g., frequent purchases and sales of Fund shares).

ACCOUNTS WITH LOW BALANCES If your account's value falls below $10,000 as the result of one or more redemptions, we reserve the right to close your

DID YOU KNOW...

A SIGNATURE GUARANTEE IS A VALUABLE SAFEGUARD TO PROTECT YOU AND THE FUNDS FROM FRAUD. YOU CAN GET A SIGNATURE GUARANTEE FROM MOST BANKS, BROKER- DEALERS, CREDIT UNIONS, NATIONAL SECURITIES EXCHANGES, REGISTERED SECURITIES ASSOCIATIONS, CLEARING AGENCIES, AND SAVINGS ASSOCIATIONS. A NOTARY PUBLIC CANNOT PROVIDE A SIGNATURE GUARANTEE.


30 Firsthand-Registered Trademark-                        www.FirsthandFunds.com
account (except retirement accounts). Prior to closing your account, we will notify you in writing and give you 60 days to increase the value of your account to the minimum balance.


LARGE REDEMPTIONS Large redemptions can negatively impact a Fund's investment strategy because the portfolio manager may need to sell securities that other-wise would not be sold to meet redemption requests. If, in any 90-day period, you redeem more than $250,000 or, your redemption amounts to more than 1% of a Fund's net assets, then the Fund has the right to pay the difference between your redemption amount and the lesser of the two previously mentioned figures with securities of the Fund (a "redemption in-kind").


DISTRIBUTIONS AND TAXES

FUND DISTRIBUTIONS Each Fund expects to distribute its net investment income and net realized gains annually. You may choose to receive your distributions in any one of the following ways:

     -    Paid by check; or
     -    Reinvest distributions.


Distributions are automatically reinvested in additional shares of a Fund at its NAV on the distribution date unless you elect to have your distributions paid in cash. Please call us if you wish to change your distribution option or visit our website (select ACCOUNT ACCESS).


If you elect to receive distributions paid by check and the U.S. Postal Service is unable to deliver your check to you, we may convert your distribution option to the reinvestment option. You will not receive interest on amounts represented by uncashed distribution checks.


TAXES The following discussion regarding taxes is based on the federal income tax laws that were in effect as of the date of this prospectus, and it summarizes only some of the important federal income tax considerations generally affecting the Funds and their shareholders. It is not intended as a


DID YOU KNOW...

CAPITAL GAINS AND DIVIDEND DISTRIBUTIONS WILL REDUCE A FUND'S NAV BY THE AMOUNT OF THE DISTRIBUTION ON THE EX-DIVIDEND DATE. YOU MAY CHOOSE TO HAVE THE DISTRIBUTION PAID DIRECTLY TO YOU OR YOU MAY CHOOSE TO REINVEST IT BACK INTO A FUND. IF YOU CHOOSE THE REINVESTMENT OPTION, YOUR ADDITIONAL SHARES WILL BE PURCHASED AT THE NAV ON THE EX-DIVIDEND DATE.


CALL TOLL-FREE 1.888.884.2675                                      Prospectus 31
substitute for careful tax planning; you should consult your own tax adviser regarding the foreign, federal, state, and local income tax consequences to you of an investment in a Fund. Further federal income tax considerations are discussed in the Statement of Additional Information.


TAXES ON DISTRIBUTIONS Each Fund will distribute substantially all of its income and capital gains. Distributions of a Fund's net capital gains (generally, the excess of long-term capital gains over short-term capital losses) will be taxable to you as long-term capital gains, regardless of the length of time you have held your Fund shares. Distributions of a Fund's income from all other sources generally will be taxable to you as ordinary income. Distributions from a Fund normally will be taxable to you when paid, whether you automatically reinvest them in additional Fund shares or you elect to take the distribution in cash.


TAXES ON TRANSACTIONS Redemptions (including redemptions in-kind) and exchanges of a Fund's shares ordinarily will result in a taxable capital gain or loss, depending on the amount you receive for your shares (or are deemed to receive in the case of exchanges) and the amount you paid (or are deemed to have paid) for them. If you have held your Fund shares for more than one year at the time of redemption or exchange, such capital gain or loss will be a long-term capital gain or loss.


ADDITIONAL TAX INFORMATION Foreign shareholders may be subject to different tax treatment, including withholding taxes. U.S. residents may be subject to backup withholding at a 31% rate on distributions from and redemption proceeds paid by a Fund.


DISTRIBUTION TAX STATEMENTS Each year the Trust will send you a statement indicating the amount and federal income tax status of all distributions made to you during the previous year.


32 Firsthand-Registered Trademark-                        www.FirsthandFunds.com

PRICING OF FUND SHARES

CALCULATING THE NAV Each Fund calculates its share price, or net asset value ("NAV"), at the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on each day that the exchange is open. Requests to buy and sell shares are processed at the NAV next calculated after we receive your properly completed order or request. The NAV of each Fund is calculated by dividing the sum of the value of the securities held by that Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. A Fund's shares will not be priced on the days on which the New York Stock Exchange is closed for trading.

If the market price for a security in a Fund's portfolio is unavailable, or if an event occurs after the close of trading that materially affects the value of a security, that security may be valued at its fair value as determined in good faith using procedures established by the Board of Trustees. If a Fund holds securities listed primarily on a foreign exchange that trades on days on which a Fund is not open for business, the value of your Fund shares may change on a day during which you cannot buy or sell shares.

VALUATION OF PORTFOLIO SECURITIES The NAV of a Fund will fluctuate as the value of the securities it holds fluctuates. A Fund's portfolio of securities is valued as follows:

     1. Securities traded on stock exchanges, or quoted by NASDAQ, are valued at their last reported sale price as of the close of trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time). If a security is not traded that day, the security will be valued at its most recent bid price.

     2. Securities traded in the over-the-counter market, but not quoted by NASDAQ, are valued at the last sale price (or, if the last sale price is not readily available, at the most recent closing bid price as quoted by brokers that make markets in the securities) at the close of trading on the NYSE.


     3. Securities traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market.


     4. Securities and other assets that do not have market quotations readily available are valued at their fair value as determined in good faith using procedures established by the Board of Trustees.


CALL TOLL-FREE 1.888.884.2675                                      Prospectus 33

                              FINANCIAL HIGHLIGHTS

The financial highlights tables describe each Fund's financial performance and other financial information for the past five years or, if shorter, the period of a Fund's operations. Certain information reflects financial results for a single Fund share. "Total Return" shows how much an investor in each Fund would have earned on an investment in a Fund (assuming the reinvestment of all dividends and distributions). The information has been audited by Tait, Weller
& Baker for the periods ended December 31, 2000, 1999, 1998, and 1997. Their report, along with each Fund's financial statements is included in our 2000 annual report to shareholders. The information for the period ended December 31, 1996 for the Technology Value Fund has been audited by the former independent auditors. Please call 1.888.884.2675 to request a free copy of the Funds' annual report.


34 Firsthand-Registered Trademark-                        www.FirsthandFunds.com

Financial Highlights - Technology Value Fund

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

                                               YEAR       YEAR       YEAR       YEAR       YEAR
                                               ENDED      ENDED      ENDED      ENDED      ENDED
                                              12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                                              --------   --------   --------   --------   --------
NET ASSET VALUE AT BEGINNING OF YEAR         $  90.52    $ 32.24   $  26.06   $  26.66   $  18.44
                                            ------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

   NET INVESTMENT LOSS                          (1.14)     (0.35)     (0.59)     (0.26)     (0.08)
   NET REALIZED AND UNREALIZED

      GAINS (LOSSES) ON INVESTMENTS             (7.29)     61.36       6.77       1.90      11.20
                                            ------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                (8.43)     61.01       6.18       1.64      11.12
                                            ------------------------------------------------------
LESS DISTRIBUTIONS:
   DISTRIBUTIONS FROM NET

      INVESTMENT INCOME                         --         --           --        --         --
   DISTRIBUTIONS FROM NET

      REALIZED GAINS                            (7.86)     (2.71)       --       (1.80)     (2.90)
   DISTRIBUTIONS IN EXCESS OF NET
      REALIZED GAINS                            --         (0.02)       --       (0.44)      --
                                            ------------------------------------------------------
TOTAL DISTRIBUTIONS                             (7.86)     (2.73)       --       (2.24)     (2.90)
                                            ------------------------------------------------------
PAID-IN CAPITAL FROM REDEMPTION FEES             0.10       --          --        --         --
                                            ------------------------------------------------------
NET ASSET VALUE AT END OF YEAR               $  74.33    $ 90.52    $ 32.24   $  26.06   $  26.66
                                            ------------------------------------------------------
TOTAL RETURN                                    (9.97%)   190.40%     23.71%      6.46%     60.55%
                                            ------------------------------------------------------
NET ASSETS AT END OF YEAR (MILLIONS)         $ 3,030.8  $ 1,355.6  $ 178.1    $ 194.4    $  35.1
                                            ------------------------------------------------------
RATIO OF EXPENSES TO AVERAGE
   NET ASSETS                                    1.83%      1.91%      1.95%     1.93%       1.81%

RATIO OF NET INVESTMENT LOSS TO
   AVERAGE NET ASSETS                           (1.29%)    (1.27%)    (1.80%)    (1.43%)    (0.55%)

PORTFOLIO TURNOVER RATE                           59%       41%       126%       101%        43%



CALL TOLL-FREE 1.888.884.2675                                      Prospectus 35

FINANCIAL HIGHLIGHTS - TECHNOLOGY LEADERS FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period


                                               YEAR       YEAR       YEAR         YEAR
                                               ENDED      ENDED      ENDED        ENDED
                                              12/31/00   12/31/99   12/31/98   12/31/97(a)
                                              --------   --------   --------   -----------
NET ASSET VALUE AT BEGINNING OF PERIOD       $ 44.68    $ 17.94    $ 10.07    $ 10.00
                                            ----------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

   NET INVESTMENT INCOME (LOSS)                (0.67)     (0.17)     (0.09)      0.01
   NET REALIZED AND UNREALIZED GAINS
      (LOSSES) ON INVESTMENTS                 (10.19)     27.40       7.96       0.06
                                            ----------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS              (10.86)     27.23       7.87       0.07
                                            ----------------------------------------------
LESS DISTRIBUTIONS:

   DIVIDENDS FROM NET INVESTMENT

      INCOME                                    --         --         --         --
                                            ----------------------------------------------
   DISTRIBUTIONS FROM NET REALIZED GAINS       (0.01)     (0.49)      --         --
                                            ----------------------------------------------
   DISTRIBUTIONS IN EXCESS OF NET
      REALIZED GAINS                            --         --         --         --
TOTAL DISTRIBUTIONS                            (0.01)     (0.49)      --         --

PAID-IN CAPITAL FROM REDEMPTION FEES            0.03       --         --         --
                                            ----------------------------------------------
NET ASSET VALUE AT END OF PERIOD             $ 33.84    $ 44.68    $ 17.94    $ 10.07
                                            ----------------------------------------------
TOTAL RETURN                                  (24.23%)   152.58%     78.15%      0.70%(b)
                                            ----------------------------------------------
NET ASSETS AT END OF PERIOD (MILLIONS)       $ 517.2    $ 395.6    $ 42.8     $  3.6
                                            ----------------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS         1.90%      1.94%      1.94%      1.80%(c)

RATIO OF NET INVESTMENT INCOME (LOSS)
   TO AVERAGE NET ASSETS                       (1.44%)    (1.27%)    (1.03%)     1.77%(c)

PORTFOLIO TURNOVER RATE                         35%        16%        105%        0%


(A)  REPRESENTS THE PERIOD FROM THE COMMENCEMENT OF OPERATIONS (DECEMBER 10,
     1997) THROUGH DECEMBER 31, 1997.
(B)  NOT ANNUALIZED.
(C)  ANNUALIZED.


36 Firsthand-Registered Trademark-                        www.FirsthandFunds.com

FINANCIAL HIGHLIGHTS - TECHNOLOGY INNOVATORS FUND


Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period


                                                          YEAR           YEAR         PERIOD
                                                          ENDED          ENDED        ENDED
                                                         12/31/00      12/31/99    12/31/98(a)
                                                         --------      --------    -----------
NET ASSET VALUE AT BEGINNING OF PERIOD                 $    49.36    $    16.01    $    10.00
                                                       ---------------------------------------
INCOME FROM INVESTMENT OPERATIONS:

   NET INVESTMENT LOSS                                      (0.85)        (0.06)        (0.01)
   NET REALIZED AND UNREALIZED GAINS (LOSSES)

      ON INVESTMENTS                                       (16.84)        33.98          6.02
                                                       ---------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                           (17.69)        33.92          6.01
                                                       ---------------------------------------
LESS DISTRIBUTIONS:

   DIVIDENDS FROM NET INVESTMENT INCOME                     --            --            --
   DISTRIBUTIONS FROM NET REALIZED GAINS                    (8.55)        (0.57)        --
   DISTRIBUTIONS IN EXCESS OF NET REALIZED GAINS            --            --            --
                                                       ---------------------------------------
TOTAL DISTRIBUTIONS                                         (8.55)        (0.57)        --
                                                       ---------------------------------------
PAID-IN CAPITAL FROM REDEMPTION FEES                         0.01         --            --
                                                       ---------------------------------------
NET ASSET VALUE AT END OF PERIOD                       $    23.13    $    49.36    $    16.01
                                                       ---------------------------------------
TOTAL RETURN                                               (37.94%)      212.34%        60.10%(b)
                                                       ---------------------------------------
NET ASSETS AT END OF PERIOD (MILLIONS)                 $   300.4     $   603.9     $     6.5
                                                       ---------------------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS                      1.90%         1.93%         1.92%(c)

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS          (1.51%)       (0.59%)       (0.59%)(c)

PORTFOLIO TURNOVER RATE                                     89%           44%          188%


(a) REPRESENTS THE PERIOD FROM THE COMMENCEMENT OF OPERATIONS (MAY 20, 1998) THROUGH DECEMBER 31, 1998.
(b)  NOT ANNUALIZED.
(c)  ANNUALIZED.


CALL TOLL-FREE 1.888.884.2675                                      Prospectus 37

FINANCIAL HIGHLIGHTS - THE COMMUNICATIONS FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period


                                                                    YEAR        PERIOD
                                                                    ENDED       ENDED
                                                                  12/31/00   12/31/99(a)
                                                                  --------   -----------
NET ASSET VALUE AT BEGINNING OF PERIOD                          $    14.65   $    10.00

INCOME FROM INVESTMENT OPERATIONS:                              $    14.65   $    10.00

   NET INVESTMENT LOSS                                               (0.25)       (0.00)(b)
   NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS         (5.87)        4.65
                                                                ---------------------------
TOTAL FROM INVESTMENT OPERATIONS                                     (6.12)        4.65
                                                                ---------------------------
LESS DISTRIBUTIONS:
   DIVIDENDS FROM NET INVESTMENT INCOME                                --           --
   DISTRIBUTIONS FROM NET REALIZED GAINS                             (0.07)         --
   DISTRIBUTIONS IN EXCESS OF NET REALIZED GAINS                       --           --
                                                                ---------------------------
TOTAL DISTRIBUTIONS                                                  (0.07)         --
                                                                ---------------------------
PAID-IN CAPITAL FROM REDEMPTION FEES                                  0.02          --
                                                                ---------------------------
NET ASSET VALUE AT END OF PERIOD                                $     8.48   $    14.65
                                                                ---------------------------
TOTAL RETURN                                                        (41.68%)      46.50%(c)
                                                                ---------------------------
NET ASSETS AT END OF PERIOD (MILLIONS)                          $   261.2    $   182.2
                                                                ---------------------------
RATIO OF EXPENSES TO AVERAGE NET ASSETS                               1.91%        1.95%(d)

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS                   (1.43%)      (0.30%)(d)

PORTFOLIO TURNOVER RATE                                              98%           0%


(a)  REPRESENTS THE PERIOD FROM THE COMMENCEMENT OF OPERATIONS (SEPTEMBER 30,
     1999) THROUGH DECEMBER 31, 1999.
(b)  AMOUNT IS LESS THAN $0.01.
(c)  NOT ANNUALIZED.
(d)  ANNUALIZED.


38 Firsthand-Registered Trademark-                        www.FirsthandFunds.com

FINANCIAL HIGHLIGHTS - THE e-COMMERCE FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period


                                                                          YEAR          PERIOD
                                                                          ENDED         ENDED
                                                                         12/31/00     12/31/99(a)
                                                                         --------     -----------
NET ASSET VALUE AT BEGINNING OF PERIOD                                 $    14.86      $    10.00

INCOME FROM INVESTMENT OPERATIONS:

   NET INVESTMENT INCOME (LOSS)                                             (0.21)           0.00(b)
   NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS                (7.99)           4.86
TOTAL FROM INVESTMENT OPERATIONS                                            (8.20)           4.86

LESS DISTRIBUTIONS:

   DIVIDENDS FROM NET INVESTMENT INCOME                                     (0.00)(b)         --
   DISTRIBUTIONS FROM NET REALIZED GAINS                                    (0.05)            --
   DISTRIBUTIONS IN EXCESS OF NET REALIZED GAINS                              --              --
TOTAL DISTRIBUTIONS                                                         (0.05)            --

PAID-IN CAPITAL FROM REDEMPTION FEES                                         0.02             --

NET ASSET VALUE AT END OF PERIOD                                       $     6.63      $    14.86

TOTAL RETURN                                                               (55.08%)         48.60%(c)

NET ASSETS AT END OF PERIOD (MILLIONS)                                 $   216.5       $   298.7

RATIO OF EXPENSES TO AVERAGE NET ASSETS                                      1.92%           1.95%(d)

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS                 (1.44%)          0.05%(d)

PORTFOLIO TURNOVER RATE                                                       73%               0%


(a)  REPRESENTS THE PERIOD FROM THE COMMENCEMENT OF OPERATIONS (SEPTEMBER 30,
     1999) THROUGH DECEMBER 31, 1999.
(b)  AMOUNT IS LESS THAN $0.01.
(c)  NOT ANNUALIZED.
(d)  ANNUALIZED.


CALL TOLL-FREE 1.888.884.2675                                     Prospectus 39

FINANCIAL HIGHLIGHTS - GLOBAL TECHNOLOGY FUND

Selected Per Share Data and Ratios for a Share Outstanding Throughout Each
Period

                                                           PERIOD
                                                           ENDED
                                                        12/31/00(a)
                                                        -----------
NET ASSET VALUE AT BEGINNING OF PERIOD                  $    10.00
                                                        -----------
INCOME FROM INVESTMENT OPERATIONS:

   NET INVESTMENT INCOME                                      0.04

   NET REALIZED AND UNREALIZED LOSSES

      ON INVESTMENTS                                         (1.28)
                                                        -----------
TOTAL FROM INVESTMENT OPERATIONS                             (1.24)
                                                        -----------
LESS DISTRIBUTIONS:

   DIVIDENDS FROM NET INVESTMENT INCOME                      (0.03)
   DISTRIBUTIONS FROM NET REALIZED GAINS                       --
   DISTRIBUTIONS IN EXCESS OF NET REALIZED GAINS               --
                                                        -----------
TOTAL DISTRIBUTIONS                                          (0.03)
                                                        -----------
PAID-IN CAPITAL FROM REDEMPTION FEES                          0.02
                                                        -----------
NET ASSET VALUE AT END OF PERIOD                        $     8.75
                                                        -----------
TOTAL RETURN                                                (12.18%)(b)
                                                        -----------
NET ASSETS AT END OF PERIOD (MILLIONS)                  $   125.3
                                                        -----------
RATIO OF EXPENSES TO AVERAGE NET ASSETS                       1.95%(c)

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS          1.66%(c)

PORTFOLIO TURNOVER RATE                                       0%


(a)  REPRESENTS THE PERIOD FROM THE COMMENCEMENT OF OPERATIONS (SEPTEMBER 29,
     2000) THROUGH DECEMBER 31, 2000.
(b)  NOT ANNUALIZED.
(c)  ANNUALIZED.


40 Firsthand-Registered Trademark-                       www.FirsthandFunds.com

                                                                           Notes




CALL TOLL-FREE 1.888.884.2675                                     Prospectus 41

Notes




42 Firsthand-Registered Trademark-                       www.FirsthandFunds.com

                                                                           Notes




CALL TOLL-FREE 1.888.884.2675                                     Prospectus 43

Notes




44 Firsthand-Registered Trademark-                       www.FirsthandFunds.com

                                                                           Notes

Additional information about each Fund is included in the Statement of Additional Information ("SAI"). The SAI is incorporated herein by reference (that is, it legally forms a part of the prospectus). Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports, which include a discussion of each Fund's holdings and recent market conditions and investment strategies that affected performance during the last fiscal year of the Funds.

To obtain a free copy of any of these documents, or to request other information or ask questions about a Fund (including shareholder inquiries), call Firsthand Funds at 1.888.884.2675 or visit our web site at www.FirsthandFunds.com.

Information about each Fund (including the Funds' SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, you may call the SEC at
1.202.942.8090. The Funds' Annual and Semi-Annual Reports and additional information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov. You may get copies of Fund information, after paying a copying fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

Firsthand is a registered trademark of Firsthand Capital Management, Inc.

                                                               File No. 811-8268

FIRSTHAND FUNDS
P.O. Box 8356
Boston, MA 02266-8356
1.888.884.2675
www.FirsthandFunds.com

INVESTMENT ADVISER
Firsthand Capital Management, Inc.
125 South Market
Suite 1200
San Jose, CA 95113

UNDERWRITER
ALPS Distributors, Inc.
370 17th Street
Suite 3100
Denver, CO 80202

TRANSFER AGENT
State Street Bank and Trust Company
P.O. Box 8356
Boston, MA 02266-8356
1.888.884.2675

                                 FIRSTHAND FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION



                                 April 30, 2001



                  TECHNOLOGY VALUE FUND [REGISTERED TRADEMARK]
                             TECHNOLOGY LEADERS FUND
                           TECHNOLOGY INNOVATORS FUND
                           THE COMMUNICATIONS FUND[TM]
                             THE e-COMMERCE FUND[TM]
                             GLOBAL TECHNOLOGY FUND


This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the Prospectus for the Funds dated April 30, 2001, as may be amended. A copy of the Prospectus can be obtained by writing to Firsthand Funds at P.O. Box 8356, Boston, MA 02266-8356, or by calling Firsthand Funds toll-free at 1.888.884.2675. The Firsthand Funds' Annual Report to Shareholders, as filed on March 1, 2001, is incorporated by reference into this SAI. The Annual Report is available, free of charge, upon request, by calling the toll-free number shown above.

                                TABLE OF CONTENTS


TABLE OF CONTENTS..............................................................1
THE TRUST......................................................................2
DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................2
QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS........................8
INVESTMENT RESTRICTIONS.......................................................10
TRUSTEES AND OFFICERS.........................................................11
CODES OF ETHICS...............................................................12
INVESTMENT ADVISORY AND OTHER SERVICES........................................12
THE UNDERWRITER...............................................................14
SECURITIES TRANSACTIONS.......................................................14
PORTFOLIO TURNOVER............................................................15
PURCHASE, REDEMPTION AND PRICING OF SHARES....................................15
TAXES.........................................................................16
HISTORICAL PERFORMANCE INFORMATION............................................18
PRINCIPAL SECURITY HOLDERS....................................................21
CUSTODIAN.....................................................................24
LEGAL COUNSEL AND AUDITORS....................................................24
STATE STREET BANK AND TRUST COMPANY...........................................24
FINANCIAL STATEMENTS..........................................................25

         THE TRUST

Firsthand Funds (the "Trust"), an open-end management investment company, was organized as a Delaware business trust on November 8, 1993, and offers shares of six series. Prior to May 1, 1998, the name of the Trust was Interactive Investments Trust. This SAI pertains to the Technology Value Fund, the Technology Leaders Fund, the Technology Innovators Fund, The Communications Fund, The e-Commerce Fund, and the Global Technology Fund (each a "Fund" and collectively the "Funds"). Each Fund is a non-diversified series and has its own investment objective and policies.

The shares of each Fund have equal voting rights and liquidation rights, and are voted in the aggregate and not by individual Funds, except in matters where a separate vote is required by the Investment Company Act of 1940, as amended (the "1940 Act"), or when the matter affects only the interest of a particular Fund. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the 1940 Act in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund. Each share of a Fund is entitled to its pro rata portion of such dividends and distributions out of the income belonging to the Fund as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund. Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees who allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

         DEFINITIONS, POLICIES AND RISK CONSIDERATIONS

A more detailed discussion of some of the terms used and investment policies described in the Prospectus appears below.

MAJORITY. As used in the Prospectus and this SAI, the term "majority" of the outstanding shares of the Trust (or of any Fund) means the lesser of (1) two-thirds or more of the outstanding shares of the Trust (or the applicable
Fund) present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust (or the applicable Fund) are present or represented at such meeting, or (2) more than 50% of the outstanding shares of the Trust (or the applicable Fund).

DEBT SECURITIES. Each Fund may invest in debt obligations of corporate issuers, the U.S. Government, states, municipalities or state or municipal government agencies that in the opinion of the Firsthand Capital Management, Inc., the Funds' investment adviser (the "Investment Adviser"), offer long-term capital appreciation possibilities because of the timing of such investments. Each Fund intends that no more than 35% of its total assets will be comprised of such debt securities. Investments in such debt obligations may result in long-term capital appreciation because the value of debt obligations varies inversely with prevailing interest rates. Thus, an investment in debt obligations that is sold at a time when prevailing interest rates are lower than they were at the time of investment will typically result in capital appreciation. However, the reverse is also true, so that if an investment in debt obligations is sold at a time when prevailing interest rates are higher than they were at the time of investment, a capital loss will typically be realized. Accordingly, if a Fund invests in the debt obligations described above, such investments will generally be made when the Investment Adviser expects that prevailing interest rates will be falling, and will generally be sold when the Investment Adviser expects interest rates to rise.

Each Fund's investments in debt securities will consist solely of investment grade securities rated BBB or higher by Standard & Poor's Ratings Group ("Standard & Poor's") or Baa or higher by Moody's Investors Service, Inc. ("Moody's"), or in unrated securities that the Investment Adviser determines are of investment grade quality. While securities in these categories are generally accepted as being of investment grade, securities rated BBB or Baa have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to pay principal and interest than is the case with higher grade securities. In the event a security's rating is reduced below a Fund's minimum requirements, the Fund will sell the security, subject to market conditions and the Investment Adviser's assessment of the most opportune time for sale.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations to finance their current operations. Each Fund will only invest in commercial paper rated A-1 by Standard & Poor's or Prime-1 by Moody's or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor's or Aa or better by Moody's. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to each Fund's policy with respect to illiquid investments unless, in the judgment of the Investment Adviser, such note is liquid.


BANK DEBT INSTRUMENTS. Bank debt instruments in which the Funds may invest consist of certificates of deposit, bankers' acceptances and time deposits issued by national banks and state banks, trust companies and mutual savings banks, or by banks or institutions the accounts of which are insured by the Federal Deposit Insurance Corporation or the Federal Savings and Loan Insurance Corporation. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually from 14 days to one year) at a stated or variable interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer, and these instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. A Fund will not invest in time deposits maturing in more than seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

REPURCHASE AGREEMENTS. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian, with banks having assets in excess of $10 billion, and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian at the Federal Reserve Bank. A Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.


Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after a Fund's acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund's money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time a Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller's obligation must be of a credit quality at least equal to a Fund's investment criteria for portfolio securities and will be held by the custodian or in the Federal Reserve Book Entry System.




MONEY MARKET FUNDS. Each Fund may, under certain circumstances, invest a portion of its assets in money market investment companies. The 1940 Act prohibits a Fund from investing more than 5% of the value of its total assets in any one investment company, or more than 10% of the value of its total assets in investment companies in the aggregate, and also restricts a Fund's investment in any investment company to 3% of the voting securities of such investment company. Investment in a money market investment company involves payment by the Fund of its pro rata share of fees paid by such investment company, which are in addition to a Fund's own advisory and administrative fees.

WARRANTS. Each Fund may invest a portion of its assets in warrants, but only to the extent that such investments do not exceed 5% of a Fund's net assets at the time of purchase. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed coupon or dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in the loss of a Fund's entire investment in the warrant).

FOREIGN SECURITIES. Subject to each Fund's investment policies and quality standards, each Fund may invest in the securities of foreign issuers. Because the Funds may invest in foreign securities, an investment in a Fund involves risks that are different in some respects from an investment in a fund that invests only in securities of U.S. domestic issuers. Foreign investments may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements that are comparable to those that are applicable to U.S. companies. There may be less governmental supervision of foreign securities markets and the brokers and issuers of foreign securities. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than those in the United States. Settlement practices may include delays and may differ from those customary in United States markets. Investments in foreign securities may also be subject to other risks that differ from those affecting U.S. investments, including political or economic developments, expropriation or nationalization of assets, restrictions on foreign investments and repatriation of capital, imposition of withholding taxes on dividend or interest payments, currency blockage (which would prevent cash from being brought back to the United States), and the difficulty of enforcing legal rights outside the United States.

WRITING COVERED CALL OPTIONS. Each Fund may write covered call options on equity securities or futures contracts to earn premium income, to assure a definite price for a security that a Fund has considered selling, or to close out options previously purchased. A call option gives the holder (buyer) the right to purchase a security or futures contract at a specified price (the exercise price) at any time before a certain date (the expiration date). A call option is "covered" if a Fund owns the underlying security subject to the call option at all times during the option period. A covered call writer is required to deposit in escrow the underlying security in accordance with the rules of the appropriate clearing agency and the exchanges on which the option is traded.

The writing of covered call options is a conservative investment technique that the Investment Adviser believes involves relatively little risk. However, there is no assurance that a closing transaction can be effected at a favorable price. During the option period, although the covered call writer has, in return for the premium received, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, the call writer has retained the risk of loss should the price of the underlying security decline. Currently, writing covered call options is not a principal investment strategy of any Fund.

WRITING COVERED PUT OPTIONS. Each Fund may write covered put options on equity securities and futures contracts to assure a definite price for a security if the Fund is considering acquiring the security at a lower price than the current market price or to close out options previously purchased. A put option gives the holder of the option the right to sell, and the writer has the obligation to buy, the underlying security at the exercise price at any time during the option period. The operation of put options in other respects is substantially identical to that of call options. When a Fund writes a covered put option, it maintains in a segregated account with its custodian cash or liquid securities in an amount not less than the exercise price at all times while the put option is outstanding.

The risks involved in writing put options include the chance that a closing transaction cannot be effected at a favorable price and the possibility that the price of the underlying security may fall below the exercise price, in which case a Fund may be required to purchase the underlying security at a higher price than the market price of the security at the time the option is exercised. Currently, writing covered put options is not a principal investment strategy of any Fund.

OPTIONS TRANSACTIONS GENERALLY. Option transactions in which the Funds may engage involve the specific risks described above as well as the following risks: the writer of an option may have that option exercised at any time during the option period; disruptions in the markets for underlying instruments could result in losses for options investors; there may be imperfect or no correlation between the option and the securities being hedged; the insolvency of a broker could present risks for the broker's customers; and market imposed restrictions may prohibit the exercise of certain options. In addition, the option activities of a Fund may affect its portfolio turnover rate and the amount of brokerage commissions paid by a Fund. The success of a Fund in using the option strategies described above depends, among other things, on the Investment Adviser's ability to predict the direction and volatility of price movements in the options, futures contracts and securities markets and the Investment Adviser's ability to select the proper time, type and duration of the options.

By writing options, a Fund forgoes the opportunity to profit from an increase in the market price of the underlying security or stock index above the exercise price except insofar as the premium represents such a profit. Each Fund also may seek to earn additional income through receipt of premiums by writing covered put options. The risk involved in writing such options is that there could be a decrease in the market value of the underlying security or stock index. If this occurs, the option could be exercised and the underlying security would then be sold to the Fund at a price higher than its then current market value. A Fund may purchase put and call options to attempt to provide protection against adverse price effects from anticipated changes in prevailing prices of securities or stock indices. The purchase of a put option generally protects the value of portfolio holdings in a falling market, while the purchase of a call option generally protects cash reserves from a failure to participate in a rising market. In purchasing a call option, a Fund would realize a gain if, during the option period, the price of the security or stock index increased by an amount greater than the premium paid. A Fund would realize a loss if the price of the security or stock index decreased, remained the same, or did not increase during the period by more than the amount of the premium. If a put or call option purchased by a Fund was permitted to expire without being sold or exercised, its premium would represent a realized loss to the Fund. When writing put options, a Fund is required to segregate cash and/or liquid securities to meet its obligations. When writing call options, a Fund is required to own the underlying financial instrument or segregate with its custodian cash and/ or liquid securities to meet its obligations under written calls. By so doing, a Fund's ability to meet current obligations, to honor redemptions or to achieve its investment objective may be impaired.

The imperfect correlation in price movement between an option and the underlying financial instrument and/or the costs of implementing such an option may limit the effectiveness of the strategy. A Fund's ability to establish and close out options positions will be subject to the existence of a liquid secondary market. Although a Fund generally will purchase or sell only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If an option purchased by a Fund expires unexercised, the Fund will lose the premium it paid. In addition, a Fund could suffer a loss if the premium paid by the Fund in a closing transaction exceeds the premium income it received. When a Fund writes a call option, its ability to participate in the capital appreciation of the underlying obligation is limited.

It is the present intention of the Investment Adviser not to commit greater than 30% of a Fund's net assets to option strategies.

BORROWING. Each Fund may borrow from banks for temporary or emergency purposes in an aggregate amount not to exceed 25% of its total assets. Borrowing magnifies the potential for gain or loss on the portfolio securities of a Fund and, therefore, if employed, increases the possibility of fluctuation in the Fund's net asset value. This is the speculative factor known as leverage. To reduce the risks of borrowing, each Fund will limit its borrowings as described above. Each Fund may pledge its assets in connection with borrowings. While a Fund's borrowings exceed 5% of its total assets, it will not purchase additional portfolio securities.

The use of borrowing by a Fund involves special risk considerations that may not be associated with other funds having similar policies. Since substantially all of a Fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the Fund's agreement with its lender, the net asset value per share of the Fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the Fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.


LOANS OF PORTFOLIO SECURITIES. Each Fund may lend its portfolio securities to banks, brokers and dealers. Lending portfolio securities exposes a Fund to risks, including the risk that a borrower may fail to return the loaned securities or may not be able to provide additional collateral or that a Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral, marked to market daily, in the form of cash and/or U.S. Government obligations, with the Funds' custodian in an amount equal to or greater than the market value of the loaned securities. Each Fund will limit loans of its portfolio securities to no more than 30% of the Fund's total assets.

For lending its securities, a Fund receives from the borrower one or more of
(a) negotiated loan fees, and/or (b) interest on cash or securities used as collateral, or interest on short-term debt securities purchased with such collateral(either type of interest may be shared with the borrower). A Fund may also pay fees to placing brokers as well as to the custodian and administrator in connection with loans. The terms of a Fund's loans must meet applicable tests under the Internal Revenue Code and must permit a Fund to reacquire loaned securities in time to vote on any important matter.

ILLIQUID SECURITIES. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), securities that are otherwise not readily marketable, and securities such as repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities. In addition, a mutual fund might be unable to dispose of restricted securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements. A mutual fund also might have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. The Board of Trustees may determine that such securities are not illiquid securities notwithstanding their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid. In addition, such securities could become illiquid if, for a time, qualified institutional buyers become unavailable, and if such securities become illiquid, they would be counted as illiquid when determining the limit on illiquid securities held in a Fund's portfolio.

         QUALITY RATINGS OF CORPORATE BONDS AND PREFERRED STOCKS

THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR CORPORATE BONDS IN WHICH THE FUNDS MAY INVEST ARE AS FOLLOWS:

MOODY'S

Aaa - Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large (or by an exceptionally stable) margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or, there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

STANDARD & POOR'S

AAA - Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

THE RATINGS OF MOODY'S AND STANDARD & POOR'S FOR PREFERRED STOCKS IN WHICH THE FUNDS MAY INVEST ARE AS FOLLOWS:

MOODY'S

aaa - An issue that is rated aaa is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

aa - An issue that is rated aa is considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

a - An issue that is rated a is considered to be an upper-medium grade preferred stock. Although risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

baa - An issue that is rated baa is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

STANDARD & POOR'S

AAA - This is the highest rating that may be assigned by Standard & Poor's to a preferred stock issue. This rating indicates an extremely strong capacity to pay the preferred stock obligations.

AA - A preferred stock issue rated AA also qualifies as a high-quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A - An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the diverse effects of changes in circumstances and economic conditions.

BBB - An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

         INVESTMENT RESTRICTIONS

The Trust has adopted certain fundamental investment restrictions. These restrictions may not be changed with respect to any Fund without the affirmative vote of a majority of the outstanding voting securities of that Fund. No Fund shall:

1. Underwrite the securities of other issuers, except that a Fund may, as indicated in the Prospectus, acquire restricted securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

2. Purchase or sell real estate or interests in real estate, but a Fund may purchase marketable securities of companies holding real estate or interests in real estate.

3. Purchase or sell commodities or commodity contracts, including futures contracts, except that the Technology Leaders Fund, the Technology Innovators Fund, The Communications Fund, The e-Commerce Fund, and the Global Technology Fund may purchase and sell futures contracts to the extent authorized by the Board of Trustees.

4. Make loans to other persons except (i) by the purchase of a portion of an issue of publicly distributed bonds, debentures or other debt securities or privately sold bonds, debentures or other debt securities immediately convertible into equity securities, such purchases of privately sold debt securities not to exceed 5% of a Fund's total assets, and (ii) the entry into portfolio lending agreements (i.e., loans of portfolio securities) provided that the value of securities subject to such lending agreements may not exceed 30% of the value of a Fund's total assets.

5. Purchase securities on margin, but a Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities.

6. Borrow money from banks except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities, in an aggregate amount not exceeding 25% of the value of a Fund's total assets at the time any borrowing is made. While a Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase portfolio securities.

7. Purchase or sell puts and calls on securities, except that the Technology Leaders Fund, the Technology Innovators Fund, The Communications Fund, The e-Commerce Fund, and the Global Technology Fund may purchase and sell puts and calls on stocks and stock indices.

8. Make short sales of securities.

9. Participate on a joint or joint and several basis in any securities trading account.

10. Purchase the securities of any other investment company except in compliance with the 1940 Act.

No Fund shall issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act.

In addition, each Fund has adopted a fundamental policy of concentrating its investments in certain high technology industries (target group:
semiconductor, computer, computer peripheral, software, telecommunication, mass storage device, medical).


With respect to the percentages adopted by each Fund as maximum limitations on a Fund's investment policies and restrictions, an excess above a fixed percentage (except for the percentage limitations relative to the borrowing of money) will not be a violation of the policy or restriction if the excess is a result of an increase in market value. An excess that results immediately and directly from the acquisition of any security or the action taken will be a violation of any stated percentage limitation.

         TRUSTEES AND OFFICERS

The business of the Trust is managed under the direction of the Board of Trustees in accordance with the Declaration of Trust of the Trust. The Declaration of Trust has been filed with the Securities and Exchange Commission and is available upon request from the Trust. Pursuant to the Declaration of Trust, the Trustees have elected officers including a president, secretary and treasurer. Under the Declaration of Trust, the Board of Trustees retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board of Trustees, are necessary or incidental to carry out any of the Trust's purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties. Following is a list of the Trustees and officers of the Trust and their compensation from the Trust for the fiscal year ended December 31, 2000.




                         Year of       Position Held with the Trust        Total
Name                     Birth                                             Compensation**

Kevin M. Landis*         1961          Trustee/President                   N/A
Michael T. Lynch         1961          Trustee                             $50,000***
Jerry Wong               1951          Trustee                             $50,000***
Yakoub Bellawala         1965          Treasurer                           N/A
Omar Billawala           1961          Secretary                           N/A
William Beston           1967          Assistant Treasurer                 N/A
Julie Tedesco            1957          Assistant Secretary                 N/A
Sheila Twible            1957          Assistant Treasurer                 N/A


*Kevin M. Landis is an affiliated person of the Investment Adviser and is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.


** The Trust does not maintain pension or retirement plans.


*** During the fiscal year ended December 31, 2000, the Trust adopted the Firsthand Funds' deferred compensation plan. Under the plan, each independent trustee may elect to defer some or all of his fees for a period of at least two years from the date of the deferral.


The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

KEVIN M. LANDIS, 125 South Market, Suite 1200, San Jose, CA 95113, is President of Firsthand Capital Management, Inc. and has been a portfolio manager with Firsthand Capital Management, Inc. since 1994.

MICHAEL T. LYNCH, 1100 Olive Way, Suite 1270, Seattle, WA 98101, is currently Vice President of Sales and Business Development at Picture IQ Corporation (a manufacturer of digital imaging software). Mr. Lynch served as a Product Manager for Iomega Corp. (a manufacturer of computer peripherals) from 1995 through 1999.


JERRY WONG, 999 Baker Way, Suite 200, San Mateo, CA 94404, is currently Vice President of Finance and Executive Vice President of U.S. Operations of Poet Holdings, Inc. (a manufacturer of software). Mr. Wong has been with Poet Holdings, Inc. since 1995.

YAKOUB BELLAWALA, 125 South Market, Suite 1200, San Jose, CA 95113, is Vice President of Business Development of Firsthand Capital Management, Inc. He was previously the Database Marketing Manager for Silicon Graphics, Inc. (a manufacturer of computers) from 1995 through 1996.

OMAR BILLAWALA, 125 South Market, Suite 1200, San Jose, CA 95113, is Chief Operating Officer of Firsthand Capital Management, Inc. Prior to that, he was an associate at the law firm of Paul Hastings, Janofsky & Walker LLP from 1997 to 1999.

WILLIAM BESTON, 225 Franklin Street, Boston, MA 02110, has been a Vice President at State Street Bank and Trust Company from June 1996 to the present. Prior to that, he was a manager at Coopers & Lybrand from 1989-1996.

JULIE TEDESCO, 225 Franklin Street, Boston, MA 02110, is a Vice President and Associate Counsel at State Street Bank and Trust Company. From 1994 to January, 2000, she was Counsel at First Data Investor Services Group, Inc., which is a third-party mutual fund administrator.

SHEILA TWIBLE, 225 Franklin Street, Boston, MA 02110, has been a Director of Fund Administration at State Street Bank and Trust Company from 1992 to the present.

         CODES OF ETHICS

The Trust, its Investment Adviser, and its principal underwriter have adopted codes of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities that may be purchased or held by a Fund.

         INVESTMENT ADVISORY AND OTHER SERVICES

Firsthand Capital Management, Inc. (the "Investment Adviser"), 125 South Market, Suite 1200, San Jose, California 95113, is registered as an investment adviser with the Securities and Exchange Commission under the 1940 Act. The Investment Adviser is controlled by Kevin M. Landis. Prior to September 1999, the Investment Adviser was named Interactive Research Advisers, Inc.


Under the terms of each Investment Advisory and Management Agreement (the "Advisory Agreement") between the Trust and the Investment Adviser, the Investment Adviser shall provide each Fund with investment research, advice, management, and supervision and shall manage the investment and reinvestment of the assets of each Fund consistent with each Fund's investment objective, policies, and limitations.

Pursuant to each Advisory Agreement, each Fund pays to the Investment Adviser, on a monthly basis, an advisory fee at an annual rate of 1.50% of its average daily net assets. Each Advisory Agreement requires the Investment Adviser to waive fees and/or, if necessary, reimburse expenses of the Funds to the extent necessary to limit each Fund's total operating expenses to 1.95% of its average net assets up to $200 million, 1.90% of such assets from $200 million to $500 million, 1.85% of such assets from $500 million to $1 billion, and 1.80% of such assets in excess of $1 billion.


For the fiscal years ended December 31, 2000, 1999, and 1998, the Technology Value Fund paid advisory fees of $54,050,823, $6,202,423, and $2,734,532, respectively. For the fiscal years ended December 31, 2000, 1999, and 1998, the Technology Leaders Fund paid advisory fees of $10,772,571, $1,769,767, and $286,734, respectively. For the fiscal years and period ended December 31, 2000, 1999, and 1998, the Technology Innovators Fund paid advisory fees of $11,019,667, $1,751,713, and $14,782, respectively. For the fiscal year and period ended December 31, 2000 and 1999, The Communications Fund paid advisory fees of $7,907,112 and $248,417, respectively. For the fiscal year and period ended December 31, 2000 and 1999, The e-Commerce Fund paid advisory fees of $7,042,198 and $404,384. For the fiscal period ended December 31, 2000, the Global Technology Fund paid advisory fees of $471,789.


By its terms, each Advisory Agreement remains in force for two years initially and from year to year thereafter, subject to annual approval by (a) the Board of Trustees, or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Advisory Agreement may be terminated at any time, on 60 days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Investment Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

The Board of Trustees of the Trust has approved an Administration Agreement with the Investment Adviser wherein the Investment Adviser is responsible for the provision of administrative and supervisory services to the each Fund. The Investment Adviser, at its expense, shall supply the Trustees and the officers of the Trust with all statistical information and reports reasonably required by it and reasonably available to the Investment Adviser. The Investment Adviser shall oversee the maintenance of all books and records with respect to the Funds' security transactions and the Funds' books of account in accordance with all applicable federal and state laws and regulations. The Investment Adviser will arrange for the preservation of the records required to be maintained by the 1940 Act.

Pursuant to the Administration Agreement, each Fund pays to the Investment Adviser, on a monthly basis, a fee equal to 0.45% per annum of its average daily net assets up to $200 million, 0.40% of such assets from $200 million to $500 million, 0.35% of such assets from $500 million to $1 billion, and 0.30% of such assets in excess of $1 billion.

For the fiscal years ended December 31, 2000, 1999, and 1998, the Technology Value Fund paid administrative fees of $11,660,160, $1,703,732, and $816,383, respectively. For the fiscal years ended December 31, 2000, 1999, and 1998, the Technology Leaders Fund paid administrative fees of $2,860,144, $524,251, and $86,020, respectively. For the fiscal years and period ended December 31, 2000, 1999, and 1998, the Technology Innovators Fund paid administrative fees of $2,900,273, $505,227, and $4,435, respectively. For the fiscal year and period ended December 31, 2000 and 1999, The Communications Fund paid administrative fees of $2,165,309 and $74,525, respectively. For the fiscal year and period ended December 31, 2000 and 1999, The e-Commerce Fund paid administrative fees of $1,960,038 and $120,372, respectively. For the fiscal period ended December 31, 2000, the Global Technology Fund paid administrative fees of $141,537.

The Administration Agreement may be terminated by the Trust at any time, on 60 days' written notice to the Investment Adviser, without penalty either (a) by vote of the Board of Trustees of the Trust, or (b) by vote of a majority of the outstanding voting securities of a Fund. It may be terminated at any time by the Investment Adviser on 60 days' written notice to the Trust.

         THE UNDERWRITER

ALPS Distributors, Inc. (the "Underwriter"), 370 17th Street, Suite 3100, Denver, CO 80202, serves as principal underwriter for the Trust pursuant to a Distribution Agreement. Shares are sold on a continuous basis by the Underwriter. The Underwriter has agreed to use its best efforts to solicit orders for the sale of Trust shares, but it is not obligated to sell any particular amount of shares. The Distribution Agreement provides that it will continue in effect for two years initially and from year to year thereafter, subject to annual approval by (a) the Board of Trustees, or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust or of the Underwriter by vote cast in person at a meeting called for the purpose of voting on such approval.


The Distribution Agreement may be terminated on 60 days' notice, without the payment of any penalty, by the Board of Trustees, by vote of a majority of the outstanding shares of the Funds, or by the Underwriter. The Distribution Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

         SECURITIES TRANSACTIONS

The Investment Adviser furnishes advice and recommendations with respect to the Funds' portfolio decisions and, subject to the supervision of the Board of Trustees of the Trust, determines the broker to be used in each specific transaction. In executing the Funds' portfolio transactions, the Investment Adviser seeks to obtain the best net results for the Funds, taking into account such factors as the overall net economic result to the Funds (involving both price paid or received and any commissions and other costs paid), the efficiency with which the specific transaction is effected, the ability to effect the transaction where a large block is involved, the known practices of brokers and the availability to execute possibly difficult transactions in the future, and the financial strength and stability of the broker. While the Investment Adviser generally seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available.

The Investment Adviser may direct the Funds' portfolio transactions to persons or firms because of research and investment services provided by such persons or firms if the amount of commissions in effecting the transactions is reasonable in relationship to the value of the investment information provided by those persons or firms. Selecting a broker-dealer in recognition of services or products other than transaction execution is known as paying for those services or products with "soft dollars." The Investment Adviser will make decisions involving the research and investment services provided by the brokerage houses in a manner that satisfies the requirements of the "safe harbor" provided by Section 28(e) of the Securities Exchange Act of 1934. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. These services may be used by the

Investment Adviser in connection with all of its investment activities, and some of the services obtained in connection with the execution of transactions for the Funds may be used in managing the Investment Adviser's other investment accounts. The Funds may deal in some instances in securities that are not listed on a national securities exchange but are traded in the over-the-counter market. The Funds may also purchase listed securities through the "third market" (i.e., other than on the exchanges on which the securities are listed). When transactions are executed in the over-the-counter market or the third market, the Investment Adviser will seek to deal with primary market makers and to execute transactions on the Funds' own behalf, except in those circumstances where, in the opinion of the Investment Adviser, better prices and executions may be available elsewhere. The Board of Trustees reviews periodically the allocation of brokerage orders to monitor the operation of these transactions.

The Technology Value Fund paid brokerage commissions of $3,071,905, $332,719, and $110,003 during the fiscal years ended December 31, 2000, 1999, and 1998, respectively. The Technology Leaders Fund paid brokerage commissions of $323,848, $31,982, and $19,440 during the fiscal years ended December 31, 2000, 1999, and 1998, respectively. The Technology Innovators Fund paid brokerage commissions of $200,990, $67,099, and $1,050 during the fiscal years and period ended December 31, 2000, 1999 and 1998. The Communications Fund paid brokerage commissions of $505,152 and $19,626, respectively, during the fiscal year and period ended December 31, 2000 and 1999. The e-Commerce Fund paid brokerage commissions of $42,148 and $13,240, respectively, during the fiscal year and period ended December 31, 2000 and 1999. The Global Technology Fund paid brokerage commissions of $46,882 for the fiscal period ended December 31, 2000. The amount of brokerage commissions paid by the Technology Value Fund, the Technology Leaders Fund, the Technology Innovators Fund, The Communications Fund, and The e-Commerce Fund for the fiscal year ended December 31, 2000 differed materially from the amount paid during the preceding year(s) due to an increase in the assets of each Fund and a corresponding increase in the volume of each Fund's investment transactions.

         PORTFOLIO TURNOVER

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Fund and could reduce a Fund's returns. A 100% turnover rate would occur if all of a Fund's portfolio securities were replaced once within a one year period.

Generally, each Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Investment Adviser believes that portfolio changes are appropriate. The turnover for each Fund is not expected to exceed 100% annually.

         PURCHASE, REDEMPTION AND PRICING OF SHARES

CALCULATION OF SHARE PRICE

The share price (net asset value) of the shares of each Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE") (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. Because a Fund may have portfolio securities that are listed on foreign exchanges that may trade on weekends or other days when a Fund does not price its shares, the net asset value of a Fund's shares may change on days when shareholders will not be able to purchase or redeem shares. For a description of the methods used to determine the share price, see "Pricing of Fund Shares" in the Prospectus.

PURCHASE OF SHARES

Properly completed orders for shares that are received by the Trust prior to the close of business on the NYSE are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE on that day. Properly completed orders received after the close of the NYSE, or on a day the NYSE is not open for trading, are priced at the net asset value at the close of the NYSE on the next day on which the NYSE is open for trading.


As stated in the Prospectus for the Funds dated April 30, 2001 under the "Orders through Your Broker" section, the Trust has authorized brokers to accept on its behalf purchase and redemption orders. These brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. A customer order placed through an authorized broker or the broker's authorized designee will be priced at the Fund's net asset value next computed after the order is accepted by the broker or the broker's designee.

REDEMPTION OF SHARES

The right of redemption may not be suspended, or the payment of a redemption may not be postponed for more than seven calendar days after the receipt of a shareholder's redemption request is made in accordance with the procedures set forth in the "Exchanging and Selling Shares" section of the Prospectus, except
(a) for any period during which the NYSE is closed (other than customary weekend and holiday closing) or during which the Securities and Exchange Commission determines that trading thereon is restricted, (b) for any period during which an emergency (as determined by the Securities and Exchange Commission) exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for a Fund to fairly determine the value of its net assets, or (c) for any other period that the Securities and Exchange Commission may by order permit for the protection of security holders of the Funds.

When a redemption is requested, the Trust will redeem all or any portion of your shares of a Fund in accordance with the procedures set forth in the "Exchanging and Selling Shares" section of the Prospectus.

         TAXES

Each Fund has elected, and intends to qualify annually, for the special tax treatment afforded regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company, a Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividend, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to their business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets or 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets are invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies) or in two or more issuers which the Funds control and which are engaged in the same or similar trades or businesses; and (c) distribute at least 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

As regulated investment companies, each Fund will not be subject to U.S. Federal income tax on its investment company taxable income and net capital gains (any long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers available from the eight prior years), if any, that it distributes to shareholders. Each Fund intends to distribute annually to its shareholders substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (with adjustment) for the calendar year and (2) at least 98% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) for the 12 month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. In order to avoid application of the excise tax, each Fund intends to make distributions in accordance with these distribution requirements.

In view of each Fund's investment policies, it is expected that dividends received from domestic and certain foreign corporations will be part of each Fund's gross income. Distributions by a Fund of such dividends to corporate shareholders may be eligible for the "70% dividends received" deduction, subject to the holding period and debt-financing limitations of the Code. However, the portion of each Fund's gross income attributable to dividends received from qualifying corporations is largely dependent on its investment activities for a particular year and therefore cannot be predicted with certainty. In addition, for purposes of the dividends received deduction available to corporations, a capital gain dividend received from a regulated investment company is not treated as a dividend. Corporate shareholders should be aware that availability of the dividends received deduction is subject to certain restrictions. For example, the deduction is not available if Fund shares are deemed to have been held for less than 46 days (within the 90-day period that begins 45 days before the ex-dividend date and ends 45 days after the ex-dividend date) and is reduced to the extent such shares are treated as debt-financed under the Code. Dividends, including the portions thereof qualifying for the dividends received deduction, are includable in the tax base on which the federal alternative minimum tax is computed. Dividends of sufficient aggregate amount received during a prescribed period of time and qualifying for the dividends received deduction may be treated as "extraordinary dividends" under the Code, resulting in a reduction in a corporate shareholder's federal tax basis in its Fund shares.

Because each Fund may invest in securities of foreign companies, a Fund may be liable for foreign withholding and other taxes, which will reduce the amount available for distribution to shareholders. Tax conventions between the United States and various other countries may reduce or eliminate such taxes. A foreign tax credit or deduction is generally allowed for foreign taxes paid or deemed to be paid. A regulated investment company may elect to have the foreign tax credit or deduction claimed by its shareholders rather than the company if certain requirements are met, including the requirement that more than 50% of the value of the company's total assets at the end of the taxable year consist of securities in foreign corporations. Because the Funds do not anticipate investment in securities of foreign corporations to this extent, the Funds will likely not be able to make this election and foreign tax credits will be allowed only to reduce a Fund's tax liability, if any.

Under the Code, upon disposition of certain securities denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the securities and the date of disposition are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Fund's investment company taxable income.

Any dividend or distribution received shortly after a share purchase will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Such dividend or distribution is fully taxable. Accordingly, prior to purchasing shares of the Funds, an investor should carefully consider the amount of dividends or capital gains distributions that are expected to be or have been announced.

Generally, the Code's rules regarding the determination and character of gain or loss on the sale of a capital asset apply to a sale, exchange, redemption or repurchase of shares of the Funds that are held by the shareholder as capital assets. However, if a shareholder sells shares of the Funds which he has held for less than six months and on which he has received distributions of capital gains, any loss on the sale or exchange of such shares must be treated as long-term capital loss to the extent of such distributions. Any loss realized on the sale of shares of the Funds will be disallowed by the "wash sale" rules to the extent the shares sold are replaced (including through the receipt of additional shares through reinvested dividends) within a period of time beginning 30 days before and ending 30 days after the shares are sold. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

The Trust is required to withhold and remit to the U.S. Treasury a portion (31%) of dividend income on any account unless the shareholder provides a taxpayer identification number and certifies that such number is correct and that the shareholder is not subject to backup withholding.

Provided that a Fund qualifies as a regulated investment company under the Code, it will not be liable for California corporate taxes, other than a minimum franchise tax, if all of its income is distributed to shareholders for each taxable year. Shareholders, however, may be liable for state and local income taxes on distributions from the Funds.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all federal tax consequences applicable to an investment in the Funds. Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Funds. Shareholders are advised to consult with their own tax advisors concerning the application of foreign, federal, state and local taxes to an investment in the Funds.

         HISTORICAL PERFORMANCE INFORMATION

A Fund's total returns are based on the overall dollar or percentage change in value of a hypothetical investment in the Fund, assuming all dividends and distributions are reinvested. Average annual total return reflects the hypothetical annually compounded return that would have produced the same cumulative total return if the Fund's performance had been constant over the entire period presented. Because average annual total returns tend to smooth out variations in the Fund's returns, investors should recognize that they are not the same as actual year-by-year returns.

For the purposes of quoting and comparing the performance of the Funds to that of other mutual funds and to other relevant market indices in advertisements, performance will be stated in terms of average annual total return. Under regulations adopted by the Securities and Exchange Commission, funds that intend to advertise performance must include average annual total return quotations calculated according to the following formula:

                         P(1+T)(to the power of n) = ERV

Where:

P     =       a hypothetical initial payment of $1,000

T     =       average annual total return
n     =       number of years (1, 5, or 10)
ERV   =       ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year period, at the end of such period (or fractional portion thereof).

Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1-, 5-, and 10-year periods of a Fund's existence or shorter periods dating from the commencement of the Fund's operations. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Prospectus on the reinvestment dates during the period. Additionally, redemption of shares is assumed to occur at the end of each applicable time period.

The foregoing information should be considered in light of a Fund's investment objectives and policies, as well as the risks incurred in the Fund's investment practices. Future results will be affected by the future composition of a Fund's portfolio, as well as by changes in the general level of interest rates, and general economic and other market conditions.

The average annual total returns of the Funds for the periods ended December 31, 2000 are as follows:

Technology Value Fund:
1-Year................................................................ -9.97%
5-Year................................................................ 40.77%
Since inception (May 20, 1994)........................................ 43.98%
Since SEC effective date (December 15, 1994).......................... 44.87%

Technology Leaders Fund:
1-Year................................................................-24.23%
Since commencement of operations (December 10, 1997).................. 49.64%

Technology Innovators Fund:
1-Year................................................................-37.94%
Since commencement of operations (May 20, 1998)....................... 54.09%

The Communications Fund
1-Year................................................................-41.68%
Since commencement of operations (September 30, 1999).................-11.78%

The e-Commerce Fund
1-Year................................................................-55.08%
Since commencement of operations (September 30, 1999).................-27.54%

Global Technology Fund
Since commencement of operations (September 29, 2000)
(not annualized)......................................................-12.18%

A Fund may calculate performance using any other historical measure of performance (not subject to any prescribed method of computation). A nonstandardized quotation may also indicate average annual compounded rate of return over periods other than those specified for average annual total return. The average annual total returns for nonstandardized reporting years (the 2-, 3-, and 4-year periods) are calculated using the same formula provided above for the average annual total return quotations. In addition to each Fund's average annual total return as described above, the average annual total returns for nonstandardized reporting years calculated in this manner for the periods ended December 31, 2000 are as follows:


Technology Value Fund:
2-Year.............................. 61.69%
3-Year.............................. 47.89%
4-Year.............................. 36.22%

Technology Leaders Fund:
2-Year.............................. 38.34%
3-Year.............................. 50.51%

Technology Innovators Fund:
2-Year.............................. 39.22%

The performance quotations described above are based on historical earnings and are not intended to indicate future performance of the Funds.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding each Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications that track mutual fund performance. Advertisements may also compare performance (using the calculation methods set forth in the Prospectus) to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

Both Morningstar Principia Pro and Lipper Mutual Fund Performance Analysis measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads. The Funds may provide comparative performance information appearing in any appropriate category published by Morningstar, Inc. or by Lipper Inc. In addition, the Funds may use comparative performance information of relevant indices, including the S&P 500 Index, the Dow Jones Industrial Average, the Russell 2000 Index, the NASDAQ Composite Index, the Value Line Composite Index, and the Lipper Science & Technology Fund Index. The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks listed primarily on the Exchange. The Russell 2000 Index, representing approximately 8% of the total market capitalization of the Russell 3000 Index, is an unmanaged index comprised of the 2,000 smallest U.S. domiciled publicly-traded common stocks in the Russell 3000 Index (an unmanaged index of the 3,000 largest U.S. domiciled publicly-traded common stocks by market capitalization representing approximately 98% of the investable U.S. equity market). The NASDAQ Composite Index is an unmanaged index that averages the trading prices of more than almost 5,000 domestic companies. The Value Line Composite Index is an unmanaged equal-weighted index comprised of approximately 1,700 stocks, the purpose of which is to portray the pattern of common stock price movement. The Lipper Science & Technology Funds Index includes the largest ten funds in the group which, by prospectus or portfolio practice, invests at least 65% of their equity portfolios in science and technology stocks.


In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the composition of the Funds' portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that the Funds will continue this performance as compared to such other averages.

         PRINCIPAL SECURITY HOLDERS

As of April 6, 2001 the following persons owned of record or beneficially 5% or more of the shares of the Funds:

THE TECHNOLOGY VALUE FUND:



NAME                                              % OWNERSHIP             SHARES
----                                              -----------             ------
Charles Schwab & Co., Inc. ....................... 36.98%                14,446,595.0570
 FBOC
 101 Montgomery Street
 San Francisco, California 94104-4122

National Financial Services Corp. ................ 23.67%                 9,248,198.3660
 FBOC
 200 Liberty St.  5th Floor
 New York, New York 10281-1003

National Investors Services Corp. ................  6.58%                 2,572,737.8200
 FBOC
 Mutual Funds Department
 55 Water Street, 32nd Floor
 New York, New York 10041-3299

THE TECHNOLOGY LEADERS FUND:

Charles Schwab & Co., Inc. ....................... 39.83%                 5,721,816.2460
 FBOC
 101 Montgomery Street
 San Francisco, California 94104-4122

National Financial Services Corp. ................ 20.17%                 2,898,537.3270
 FBOC
 200 Liberty Street, 5th Floor
 New York, New York 10281-1003

National Investor Services Corp. .................  5.09%                   730,600.8740
 FBOC
 Mutual Funds Department
 55 Water Street, 32nd Floor
 New York, New York 10041-3299

THE TECHNOLOGY INNOVATORS FUND:

Charles Schwab & Co., Inc. ....................... 38.54%                 4,941,082.2570
 FBOC
 101 Montgomery Street
 San Francisco, California 94104-4122


National Financial Services Corp. ................ 20.22%                 2,591,462.4010
 FBOC
 200 Liberty St.  5th Floor
 New York, New York 10281-1003

National Investor Services Corp. .................  6.53%                   836,843.2460
 FBOC
 Mutual Funds Department
 55 Water Street, 32nd Floor
 New York, New York 10041-3299

THE COMMUNICATIONS FUND:

Charles Schwab & Co., Inc. ....................... 33.82%                 8,832,019.2010
 FBOC
 101 Montgomery Street
 San Francisco, California 94104-4122

National Financial Services Corp. ................ 26.07%                 6,806,128.1250
 FBOC
 200 Liberty Street 5th Floor
 New York, New York 10281-1003

National Investor Services Corp. .................  8.42%                 2,197,940.3910
 FBOC
 Mutual Funds Department
 55 Water Street, 32nd Floor
 New York, New York 10041-3299

THE e-COMMERCE FUND:

Charles Schwab & Co., Inc. ....................... 35.39%                11,137,830.3470
 FBOC
 101 Montgomery Street
 San Francisco, California 94104-4122

National Financial Services Corp. ................ 20.83%                 6,556,507.0390
 FBOC
 200 Liberty Street 5th Floor
 New York, New York 10281-1003

National Investor Services Corp. .................  7.06%                 2,220,801.6950
 FBOC
 55 Water Street, 32nd Floor
 New York, New York 10041-3299

THE GLOBAL TECHNOLOGY FUND:


Charles Schwab & Co., Inc. ....................... 30.02%                 3,858,353.8620
 FBOC
 101 Montgomery Street
 San Francisco, California 94104-4122

National Financial Services Corp. ................ 20.10%                 2,584,010.9140
 FBOC
 200 Liberty Street 5th Floor
 New York, New York 10281-1003


Charles Schwab & Co., a corporation organized in California, either directly or through one or more controlled companies, beneficially owned more than 25% of the voting securities of each of the Funds and therefore may be deemed to control each of the Funds. For purposes of voting on matters submitted to shareholders, any person who owns more than 50% of the outstanding shares of a Fund generally would be able to cast the deciding vote.


As of April 6, 2001, the Trustees and officers of the Trust owned of record or beneficially less than 1% of each Fund's outstanding shares.

         CUSTODIAN

State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, is the Custodian for each Fund's investments. State Street acts as each Fund's depository, safe-keeps the portfolio securities, collects all income and other payments with respect to the Funds, disburses funds as instructed and maintains records in connection with its duties.

         LEGAL COUNSEL AND AUDITORS

The law firm of Morrison & Foerster LLP, 2000 Pennsylvania Avenue, NW, Washington, DC 20006, acts as legal counsel for the Trust and the Trust's independent Trustees.

The firm of Tait, Weller & Baker, 8 Penn Center Plaza, Philadelphia, PA 19103, is the Trust's independent auditor. Tait, Weller & Baker performs an annual audit of the Trust's financial statements and advises the Trust as to certain accounting matters.

         STATE STREET BANK AND TRUST COMPANY

State Street is retained by the Investment Adviser to maintain the records of each shareholder's account, process purchases and redemptions of the Funds' shares and act as dividend and distribution disbursing agent. State Street also provides sub-administrative services to each Fund, calculates daily net asset value per share and maintains such books and records as are necessary to enable State Street to perform its duties. For the performance of these services, the Investment Adviser (not the Funds) pays State Street (1) a fee for sub-administrative services at the annual rate of 0.03% of the first $1 billion of the Trust's average daily net assets, 0.025% of the next $1 billion of the Trust's average daily net assets, 0.02% of the next $1 billion of the Trust's average daily net assets, 0.015% of the next $2 billion of the Trust's average daily net assets, and 0.010% of the average daily net assets of the Trust thereafter; (2) a fee for transfer agency and shareholder services at the annual rate of 0.02% of the Trust's average daily net assets; and (3) a fee for accounting and pricing services at the annual rate of 0.0125% of the first $1 billion of the Trust's average daily net assets, 0.01% of the next $1 billion of the Trust's average daily net assets, 0.005% of the next $1 billion of the Trust's average daily net assets, and 0.0025% of the Trust's average daily net assets thereafter.

         FINANCIAL STATEMENTS

Financial statements for the Funds for the fiscal period ended December 31, 2000, as contained in the Annual Report to Shareholders, are incorporated herein by this reference.